UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3416

THE CALVERT FUND
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2005

Item 1. Report to Stockholders.

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Calvert
Investments that make a difference
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September 30, 2005
Annual Report
Calvert New Vision
Small Cap Fund

An Ameritas Acacia company

Calvert
Investments that make a difference

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President's Letter
1

Social Update
4

Portfolio Management Discussion
6

Shareholder Expense Example
10

Report of Independent Registered Public Accounting Firm
12

Statement of Net Assets
13

Statement of Operations
17

Statements of Changes in Net Assets
18

Notes to Financial Statements
20

Financial Highlights
26

Explanation of Financial Tables
31

Proxy Voting and Availability of Quarterly Portfolio Holdings
33

Basis for Board's Approval of Investment Advisory Contracts
33

Trustee and Officer Information Table
36

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Dear Shareholder:

The ongoing challenges to our markets and economy from steeply escalating energy prices, the ongoing war in Iraq and rising interest rates were exacerbated in the most recent quarter by the devastating effects of Katrina, Rita and Wilma. On a humanitarian level, Calvert joined the many corporations, and individual citizens, who responded quickly with financial assistance. Further, we crafted principles in support of a sustainable rebuilding philosophy in the Gulf region (see "Katrina Principles" on www.calvert.com.)

As investors, we worked to respond to these challenges and find opportunities to add value to the Funds we manage on your behalf. Despite the difficult environment, the economy and markets have shown strength over the past 12 months, with solid advances for small, mid-sized, and large US stocks.1 Overseas stocks showed even stronger returns, reflecting the growth potential of certain European and developing markets.2

This year we've pursued a number of important initiatives: adding to our family of funds; advancing our compliance and regulatory oversight; and expanding our public commitment in areas such as board diversity and the empowerment of women in business through our year-old Calvert Women's Principles. In addition, for the first time we underwrote a four-part series for public television, "The New Heroes," which highlights the work of leading social entrepreneurs--talented individuals who exemplify the "power of one" to drive positive social change in their communities. At Calvert, we remain committed to making a difference through our specialized investment management approach and our leadership on issues of importance to the communities we serve.

Additions to our Fund Family

Through market ups and downs, effective portfolio diversification3 has proven the most important factor in helping investors meet their long-term financial goals. That's why we at Calvert are committed to offering diverse investment products, and we encourage you to work with your financial advisor to develop an asset allocation strategy that's right for your situation.

Over the reporting period, we've added several new funds, in important asset class categories, to our family of funds. Calvert Small Cap Value Fund and Calvert Mid Cap Value Fund were introduced in October 2004. Channing Capital Management is sub-advisor for the funds, led by veteran value manager Eric McKissack, CFA, and his three-person investment team -- who together have more than 40 years of investment experience. Both funds pursue an intrinsic-value investment strategy that seeks temporarily out-of-favor companies with strong management teams and competitive products.

In April 2005 we launched Calvert Conservative and Moderate Allocation Funds, followed in June with Calvert Aggressive Allocation Fund. These "Funds of Funds" invest in up to 11 underlying Calvert funds, offering broad asset class diversification in one convenient investment. In developing the Funds, we teamed with Ibbotson Associates, an independent asset allocation consultant.

Our value and allocation funds feature Double Diligence,TM Calvert's two-tiered research process that evaluates companies for both financial strength and corporate responsibility.

Advancing Our Regulatory Oversight

As you may be aware, 2004 was a significant year for mutual fund industry reform, which continues in 2005. The SEC issued new regulations for mutual fund companies on many fronts, governing codes of ethics, compliance programs, and disclosure requirements.

To further strengthen our compliance operations, we've restructured our Compliance Department, adding several positions and promoting Karen Becker, a Calvert veteran of 19 years, to Chief Compliance Officer for Calvert Funds. Formerly Senior Vice President of Client Services, Karen has overall compliance responsibility for the Funds and will develop and administer Fund policies and procedures designed to prevent violation of federal securities laws.

Calvert Issues Sustainability Report

We decided to examine our own corporate practices and policies this past year, and subsequently published our first Sustainability Report using Global Reporting Initiative or GRI guidelines. The 50-page report details Calvert's economic, social, and environmental performance and is available at www.calvert.com.

A Long-Term, Disciplined Outlook

We believe our disciplined investment process--which includes an emphasis on diversified portfolios--can lead to lower risk and competitive long-term performance relative to our peers. Calvert encourages you to work with a financial professional, who can provide important insights into investment markets and personal financial planning, as well as the guidance to create and maintain a thoughtful investment strategy.

As Calvert enters its 30th anniversary year, I'd like to thank you for your continued confidence in our investment products, and we look forward to serving you in the year ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2005

1. For the 12 months ended September 30, 2005, larger-company stocks (S&P 500 Index) were up 12.25%; smaller-company stocks (Russell 2000(R) Index) advanced 17.95%; and mid-cap stocks (Russell Midcap(R) Index) gained 25.10%.

2. International stocks gained 22.95% in US dollars, as measured by the MSCI EAFETM Index.

3. Diversification does not protect an investor from market risks and does not assure a profit.

For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member NASD, a subsidiary of Calvert Group, Ltd.

Social Update
from the Calvert Social Research Department

Shareholder Activism

Calvert continues to encourage our portfolio companies to become even better corporate citizens, particularly in the area of governance, through shareholder resolutions. During this reporting period, we filed 28 shareholder resolutions, 18 of which resulted in successful discussions with the companies.

Corporate Board Diversity

For Calvert, board diversity is a major area of focus. Women -- who account for nearly half the US workforce, college graduates, and talent pool -- occupy just 14% of Fortune 1000 company board seats, while African Americans hold just 3% of those seats and Hispanics only 1%. Most of our shareholder resolutions for the reporting period were focused on corporate board diversity (of 12 resolutions, seven were withdrawn because the companies agreed to add a diverse member and/or adopt our charter language), and these efforts continue. We also sent letters to roughly 120 companies urging adoption of new charter language for their board-nominations committees requiring consideration of diverse candidates.

In addition, we filed resolutions on executive compensation, non-discrimination in sexual orientation, climate change, disclosure and reporting, and contributions to political organizations and campaigns. (For more information about these initiatives, see Shareholder Advocacy at www.calvert.com/sri_648.html.)

Community Investments

Several Calvert Funds participate in our community investing program, administered through the Calvert Social Investment Foundation. The program allocates a very small portion (1-3%) of Fund assets, at below-market rates to investments that promote social justice. During this reporting period, the program made several investments, including one in the Kentucky-based Housing Assistance Council, which supports low-income borrowers who seek financing for a home.

ESIF Transparency Guidelines

Calvert became the first US-based asset management firm to sign on to the new Transparency Guidelines promulgated by the European Social Investment Forum. The guidelines were designed for use by retail SRI funds to provide more disclosure and increased accountability to investors.

Calvert Sustainability Report

As an organization that embraces and encourages other companies to embrace corporate transparency, Calvert has examined our own corporate practices and policies. You'll find our 50-page report detailing our economic, social, and environmental performance practices at www.calvert.com/pdf/gri_sustainability.pdf.

Calvert Principles

Calvert has developed what are being called the "Katrina Principles" -- ways to consider investment in the hurricane-ravaged Gulf Coast that respect best practices in redevelopment. (See our special report, "Learning from Katrina," at www.calvert.com/katrina.html.)

We're also pleased that the Calvert Women's Principles -- our groundbreaking, one-year-old code of corporate conduct focusing on gender equality and women's empowerment -- were formally endorsed by both Starbucks and Dell. To learn more, see the special report Calvert Women's Principles at www.calvert.com.

Portfolio Management Discussion

Paul A. Radomski

Michael E. Schroer

of Renaissance Investment Management

Performance

For the 12-month reporting period ended September 30, 2005, Calvert New Vision Small Cap Fund Class A shares at NAV, returned 0.64%, while the benchmark Russell 2000(R) Index returned 17.95%. The Fund's underperformance was due largely to individual stock selection (particularly in the Consumer Discretionary sector), rather than to sector allocation.

New Sub-advisor

On June 8, 2005, the Trustees of the Fund approved the appointment of Renaissance Investment Management as the new Fund sub-advisor. Renaissance was selected based on their expertise as a small-cap core manager, disciplined investment process, long-term track record, and commitment to socially responsible investing. The small-cap portfolio management team has depth of industry experience (18+ years) and long tenure with the firm. In terms of their investment process, Renaissance applies quantitative and qualitative analyses to a large universe of small-cap stocks that results in a large "buy list" for the Fund.

Using Calvert's Double DiligenceTM process, Renaissance seeks attractive potential investments in well-managed firms by examining companies both financially and in terms of corporate responsibility. Calvert believes that the firm's disciplined, model-driven approach and synergy with Calvert's process will reward investors over the long term.

Investment Climate

As evidenced by the 17.95% return posted by the Russell 2000(R) Index, small-cap stocks performed well over the reporting period. The lion's share of that strong performance was realized in the fourth quarter of 2004 -- the first quarter of the Fund's fiscal year -- when the Russell 2000 Index rose 14.09%. That quarter's strong performance was part of a broader market run up, spurred on by a seeming break in the price of crude oil and the resolution of the US presidential election. When oil prices renewed their upward climb in early 2005, non-energy-related stocks gave ground. The Russell 2000 Index had its worst quarterly performance for the 12-month reporting period during the first quarter of 2005, when it lost 5.34% of its value. In mid-spring 2005, oil prices seemed to back off again, and markets improved, with non-energy-related sectors generally performing well. Energy prices resumed their upward trend in the summer and spiked as Hurricanes Katrina and Rita shut down oil wells and blocked oil shipments. However, many of the sectors that had fared well during the earlier slump in energy prices continued to perform well in spite of the run up in oil and other energy prices.

Portfolio Strategy

While energy stocks were the story for the market in general, the Fund's exposure to energy-related securities had little impact on performance relative to our benchmark. The Integrated Oils sector is a very minor component of the small-cap market. Most small-cap energy stocks are in Other Energy, the best-performing sector in both the Fund and the benchmark during the reporting period. There, the Fund was modestly overweight to the sector relative to the benchmark, providing an overall positive contribution.

Stock selection in several sectors drove Fund underperformance relative to the Russell 2000 Index over the reporting period. Fully half of the underperformance came from selection within the Consumer Discretionary sector. This was also typically the Fund's largest sector exposure through the period. Within this sector, earnings problems associated with three stocks accounted for much of the weak performance. SIRVA, a provider of global relocation services, disappointed investors with weak earnings and was the individual stock that contributed most to Fund underperformance. Technical services provider Startek Technologies declined steeply when its president resigned in February and continued to decline with weaker-than-expected earnings reports. Movie Gallery, a firm that operates movie rental outlets and video game stores, suffered a drop in rentals which it blamed on the lack of good movies coming out of Hollywood. The firm announced the closing of several unprofitable video game stores.

Underperformance in Health Care was the next most significant drag on Fund performance during the reporting period. Several stocks in the sector suffered setbacks in the closing quarter of the period. Centene Corporation suffered as part of an industry-wide sell off, as investors became concerned that companies providing health care services to Medicaid patients were overvalued and vulnerable to higher-than-expected costs. Kindred Healthcare declined when it released disappointing quarterly earnings, well below analysts' expectations. Laserscope declined because of new competitive pressures in the medical laser field, and LCA-Vision appears to have suffered from the perception that consumers would cut back on discretionary spending, including medical procedures such as laser eye surgery that are not conventionally covered by insurers.

Outlook

Our long-term market outlook remains optimistic, though we are prepared to encounter some short-term volatility. The Federal Reserve appears remains committed to restraining inflation, a position that is clearly a long-term positive for stocks but will probably result in more short-term negatives for the economy and the markets. The effects of higher energy prices and the Gulf coast hurricanes are also likely to result in slower economic growth over the next several quarters. Even so, the valuation picture for most stocks remains attractive, and we are optimistic that corporate earnings growth will continue to be positive through the remainder of this year and next year.

Although small-cap stocks have experienced several strong years of outperformance relative to large- and mid-cap stocks,1 we believe this trend is likely eventually to reverse given economic conditions and the cyclical nature of the markets. In terms of the Fund's performance, we have sold the stocks that were the largest contributors to underperformance and feel confident that our disciplined, quantitative strategy can reward investors going forward.

October 2005

1. Generally, small-cap companies have a market value of less than $2 billion, mid-cap companies between $2 billion and $10 billion, and large-cap companies more than $10 billion.

As of September 30, 2005, the following companies represented the following percentages of Fund net assets: SIRVA 0.0%, Startek Technologies 0.0%, Movie Gallery 0.0%, Centene Corporation 1.62%, Kindred Healthcare 1.54%, Laserscope 0.0%, and LCA-Vision 1.63%. All holdings are subject to change without notice.

Portfolio Statistics
September 30, 2005
Investment Performance
(total return at NAV)
	6 Months	12 Months
	ended	ended
	9/30/05	9/30/05
Class A	0.28%	0.64%
Class B	(0.17%)	(0.25%)
Class C	(0.11%)	(0.13%)
Class I	0.70%	1.42%
Russell 2000 Index TR*	9.21%	17.95%
Lipper Small-Cap Core Funds Avg.*	8.70%	18.86%

Ten Largest Stock Holdings

	% of Net Assets
Skywest, Inc.	2.6%
John H. Harland Co.	2.4%
j2 Global Communications, Inc.	2.4%
Watsco, Inc.	2.3%
Portfolio Recovery Associates, Inc.	2.3%
Comtech Telecommunications Corp.	2.3%
Cal Dive International, Inc.	2.2%
Emulex Corp.	2.2%
Lone Star Technologies, Inc.	2.1%
Sierra Health Services, Inc.	2.1%
Total	22.9%

Economic Sectors

	% of Total Investments
Auto & Transportation	5.6%
Consumer Discretionary	21.0%
Financial Services	18.3%
Government Agency Obligations	2.1%
Health Care	11.8%
Materials & Processing	9.3%
Other Energy	10.8%
Producer Durables	7.4%
Technology	13.7%
	100.0%

Asset Allocation

Stocks	97.4%
Notes	0.4%
Cash & Cash Equivalents	2.2%
	100.0%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

TR represents total return.

*Source: Lipper Analytical Services, Inc.

Portfolio Statistics
September 30, 2005
Average Annual Total Returns
(with max. load)
Class A Shares
One year	(4.12%)
Five year	1.80%
Since inception	3.50%
(1/31/97)

Class B Shares
One year	(5.24%)
Five year	1.61%
Since inception	2.61%
(3/31/98)

Portfolio Statistics
September 30, 2005
Average Annual Total Returns
(with max. load)

Class C Shares
One year	(1.13%)
Five year	1.93%
Since inception	3.28%
(1/31/97)

Class I Shares*
One year	1.42%
Five year	3.83%
Since inception	4.82%
(2/26/99)

New subadvisor assumed management of the Fund effective June 2005.

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

*Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the periods January 18, 2002 through January 30, 2003 and March 12, 2003 through July 31, 2003.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A & C shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2005 to September 30, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/05	9/30/05	4/1/05 - 9/30/05
Class A
Actual	$1,000.00	$1,002.80	$8.66
Hypothetical	$1,000.00	$1,016.42	$8.72
(5% return per
year before expenses)
Class B
Actual	$1,000.00	$998.30	$13.14
Hypothetical	$1,000.00	$1,011.91	$13.23
(5% return per
year before expenses)
Class C
Actual	$1,000.00	$998.90	$12.56
Hypothetical	$1,000.00	$1,012.50	$12.65
(5% return per
year before expenses)
Class I
Actual	$1,000.00	$1,007.00	$4.63
Hypothetical	$1,000.00	$1,020.46	$4.66
(5% return per
year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.72%, 2.62%, 2.51%, and 0.92% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/365.

Report of Independent Registered Public Accounting Firm

The Board of Trustees of The Calvert Fund and Shareholders of Calvert New Vision Small Cap Fund:

We have audited the accompanying statement of net assets of the Calvert New Vision Small Cap Fund, a series of The Calvert Fund, as of September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated November 16, 2001.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and broker. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert New Vision Small Cap Fund as of September 30, 2005 and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, PA
November 17, 2005

Statement of Net Assets
September 30, 2005

Equity Securities - 97.7%	Shares	Value
Air Transportation - 2.5%
Skywest, Inc.	209,220	$5,611,280

Banks - Outside New York City - 3.6%
First Community Bancorp, Inc.	71,900	3,438,977
Pacific Capital Bancorp	135,565	4,512,959
	7,951,936

Building - Air Conditioning - 1.7%
Lennox International, Inc.	134,425	3,684,589

Building Materials - 2.3%
Watsco, Inc.	96,760	5,138,924

Communications Technology - 4.7%
Comtech Telecommunications Corp.*	121,315	5,030,933
j2 Global Communications, Inc.*	130,340	5,268,343
		10,299,276

Computer - Services, Software & Systems - 3.8%
Digital River, Inc.*	114,535	3,991,545
Micros Systems, Inc.*	99,275	4,343,281
		8,334,826

Computer Technology - 2.2%
Emulex Corp.*	238,450	4,819,075

Consumer Products - 5.5%
Nautilus Group, Inc.	163,115	3,599,948
Oakley, Inc.	256,695	4,451,091
Toro Co.	109,250	4,016,030
		12,067,069

Diversified Financial Services - 1.9%
Jones Lang LaSalle, Inc.	93,710	4,316,283

Drugs & Pharmaceuticals - 1.5%
American Pharmaceutical Partners, Inc.*	71,320	3,256,471

Education Services - 1.9%
Bright Horizons Family Solutions, Inc.*	112,090	4,304,256

Electronics - Semiconductors / Components - 1.6%
Agere Systems, Inc.*	335,415	3,491,670

Electronics - Technology - 1.5%
Innovative Solutions & Support, Inc.*	213,750	3,319,538

Equity Securities - Cont'd	Shares	Value
Financial Data Processing Services - 2.4%
John H. Harland Co.	120,365	$5,344,206

Financial Miscellaneous - 2.3%
Portfolio Recovery Associates, Inc.*	118,370	5,111,217

Healthcare Facilities - 5.1%
Kindred Healthcare, Inc.*	114,190	3,402,862
LCA-Vision, Inc.	97,185	3,607,507
LifePoint Hospitals, Inc.*	98,325	4,299,752
		11,310,121

Healthcare Management Services - 3.7%
Centene Corp.*	142,880	3,576,286
Sierra Health Services, Inc.*	68,020	4,684,537
		8,260,823

Healthcare Services - 1.5%
Amedisys, Inc.*	83,800	3,268,200

Home Building - 3.8%
Meritage Homes Corp.*	49,260	3,776,271
Standard-Pacific Corp.	110,770	4,598,063
		8,374,334

Household Furnishings - 1.4%
Select Comfort Corp.*	154,340	3,083,713

Insurance - Multi-Line - 1.8%
UICI	110,310	3,971,160

Insurance - Property & Casualty - 5.8%
HCC Insurance Holdings, Inc.	127,760	3,644,993
Philadelphia Consolidated Holding Co.*	54,815	4,653,793
Selective Insurance Group	93,385	4,566,527
		12,865,313

Leisure Time - 2.1%
SCP Pool Corp.	131,860	4,605,870

Machinery - Oil Well Equipment & Services - 5.8%
Cal Dive International, Inc.*	76,415	4,845,475
Hydril Co.*	66,890	4,591,330
Superior Energy Services, Inc.*	147,800	3,412,702
		12,849,507

Machinery - Specialty - 1.9%
JLG Industries, Inc.	115,000	4,207,850

Metal Fabricating - 3.8%
Lone Star Technologies, Inc.*	84,840	4,716,256
NS Group, Inc.*	92,000	3,611,000
		8,327,256

Equity Securities - Cont'd	Shares	Value
Oil - Crude Producers - 5.0%
St Mary Land & Exploration Co.	98,100	$3,590,460
Swift Energy Co.*	76,435	3,496,901
Unit Corp.*	70,490	3,896,687
		10,984,048

Retail - 6.8%
Childrens Place Retail Stores, Inc.*	92,435	3,294,383
Guitar Center, Inc.*	77,805	4,295,614
Hibbett Sporting Goods, Inc.*	188,670	4,197,907
Stein Mart, Inc.	155,995	3,166,699
		14,954,603

Services - Commercial - 3.4%
Korn / Ferry International*	263,245	4,314,586
Watson Wyatt & Co. Holdings	122,575	3,303,396
		7,617,982

Shipping - 1.5%
Overseas Shipholding Group, Inc.	57,705	3,365,933

Steel - 1.6%
IPSCO, Inc.	49,480	3,537,325

Telecommunications Equipment - 1.8%
Arris Group, Inc.*	326,200	3,868,732

Truckers - 1.5%
Swift Transportation Co., Inc.*	193,420	3,423,534

Total Equity Securities (Cost $214,944,174)		215,926,920

	Principal
Certificate of Deposit - 0.1%	Amount	Value
ShoreBank & Trust Co., 2.85%, 2/11/06 (b)(k)	$100,000	$99,770

Total Certificate of Deposit (Cost $100,000)		99,770

High Social Impact Investments - 0.4%
Calvert Social Investment Foundation Notes, 3.00%, 7/1/07 (b)(i)(r)	950,000	916,037

Total High Social Impact Investments (Cost $950,000)		916,037

U.S. Government Agencies	Principal
and Instrumentalities - 2.1%	Amount	Value
Federal Home Loan Bank Discount Notes, 10/3/05	$4,700,000	$4,699,178

Total U.S. Government Agencies and Instrumentalities (Cost $4,699,178)	4,699,178

Total Investments (Cost $220,693,352) - 100.3%		221,641,905
Other assets and liabilities, net - (0.3%)		(682,466)
Net Assets - 100%		$220,959,439

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 shares of $0.01 par value share authorized.
Class A: 9,455,662 shares outstanding		$154,560,484
Class B: 1,206,225 shares outstanding		17,821,555
Class C: 1,362,281 shares outstanding		20,873,878
Class I: 262,591 shares outstanding		5,201,545
Accumulated net realized gain (loss) on investments		21,553,218
Net unrealized appreciation (depreciation) on investments		948,759
Net Assets		$220,959,439

Net Asset Value Per Share
Class A (based on net assets of $172,540,209)		$18.25
Class B (based on net assets of $20,309,359)		$16.84
Class C (based on net assets of $23,130,934)		$16.98
Class I (based on net assets of $4,978,937)		$18.96

* Non-income producing security.

(b) This security was valued by the Board of Trustees. See note A.

(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(k) These certificates of deposit are fully insured by agencies of the federal government.

(r) Restricted securities represent 0.4% of net assets of the Fund.

Restricted Securities	Acquisition Dates	Cost
Calvert Social Investment Foundation Notes,
3.00%, 7/1/07	7/1/04	$950,000

See notes to financial statements.

Statement of Operations
Year ended September 30, 2005

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $38,785)	$3,446,471
Interest income	219,260
Total investment income	3,665,731

Expenses:
Investment advisory fee	1,939,703
Transfer agency fees and expenses	902,338
Distribution Plan expenses:
Class A	509,640
Class B	241,953
Class C	268,036
Trustees' fees and expenses	15,031
Administrative fees	640,886
Accounting fees	74,218
Custodian fees	38,042
Registration fees	39,102
Reports to shareholders	134,347
Professional fees	19,287
Miscellaneous	17,527
Total expenses	4,840,110
Reimbursement from Advisor:
Class I	(8,425)
Fees waived	(21,983)
Fees paid indirectly	(15,375)
Net expenses	4,794,327

Net Investment Income (Loss)	(1,128,596)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	22,897,505
Foreign currency transactions	1,254
22,898,759

Change in unrealized appreciation or (depreciation) on:
Investments	(19,939,460)
Assets and liabilities denominated in foreign currencies	206
(19,939,254)

Net Realized and Unrealized Gain (Loss)	2,959,505

Increase (Decrease) in Net Assets
Resulting From Operations	$1,830,909

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income (loss)	($1,128,596)	($1,781,801)
Net realized gain (loss)	22,898,759	32,075,509
Change in unrealized appreciation or (depreciation)	(19,939,254)	(5,292,351)

Increase (Decrease) in Net Assets
Resulting From Operations	1,830,909	25,001,357

Distributions to shareholders from:
Net realized gain:
Class A Shares	(6,841,758)	--
Class B Shares	(894,695)	--
Class C Shares	(957,566)	--
Class I Shares	(97,327)	--
Total distributions	(8,791,346)	--

Capital share transactions:
Shares sold:
Class A Shares	38,145,984	80,264,552
Class B Shares	1,928,639	6,996,217
Class C Shares	4,351,020	10,895,468
Class I Shares	2,266,626	3,345,725
Reinvestment of distributions:
Class A Shares	6,428,485	--
Class B Shares	771,256	--
Class C Shares	795,143	--
Class I Shares	97,326	--
Redemption fees:
Class A Shares	5,869	1,239
Class C Shares	2	--
Shares redeemed:
Class A Shares	(81,121,305)	(44,293,296)
Class B Shares	(7,626,701)	(2,757,661)
Class C Shares	(8,543,679)	(4,723,261)
Class I Shares	(188,925)	(1,475,427)
Total capital share transactions	(42,690,260)	48,253,556

Total Increase (Decrease) in Net Assets	(49,650,697)	73,254,913

Net Assets
Beginning of year	270,610,136	197,355,223
End of year	$220,959,439	$270,610,136

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2005	2004
Shares sold:
Class A Shares	2,025,858	4,173,321
Class B Shares	110,675	386,827
Class C Shares	247,604	600,430
Class I Shares	117,955	160,988
Reinvestment of distributions:
Class A Shares	331,747	--
Class B Shares	42,805	--
Class C Shares	43,815	--
Class I Shares	4,865	--
Shares redeemed:
Class A Shares	(4,354,853)	(2,310,482)
Class B Shares	(442,400)	(153,233)
Class C Shares	(494,133)	(261,766)
Class I Shares	(9,657)	(80,223)
Total capital share activity	(2,375,719)	2,515,862

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert New Vision Small Cap Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2005, securities valued at $1,015,807, or 0.5% of net assets, were fair valued in good faith under the direction of the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund's Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within five days for Class I shares). The redemption fee is paid to the Fund, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .75% based on the Fund's average daily net assets. Under the terms of the agreement, $137,302 was payable at year end. In addition, $69,464 was payable at year end for operating expenses paid by the Advisor during September 2005.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2006 for Class I. The contractual expense cap is .92%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation is reduced and the Advisor benefits from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% for Class A, Class B, and Class C shares and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $41,742 was payable at year end. For the year ended September 30, 2005, CASC waived $21,983 of its fee.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .25%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. Class I does not have Distribution Plan expenses. Under the terms of the agreement, $71,815 was payable at year end.

The Distributor received $70,245 as its portion of the commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2005.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $162,762 for the year ended September 30, 2005. Under the terms of the agreement, $10,989 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $25,000 plus $1,500 for each Board and Committee meeting attended. Trustees fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, cost of purchases and proceeds from sales of investments, other than short-term securities, were $424,487,058 and $471,244,996, respectively.

The cost of investments owned at September 30, 2005 for federal income tax purposes was $220,693,352. Net unrealized appreciation aggregated $948,553, of which $13,444,944 related to appreciated securities and $12,496,391 related to depreciated securities.

Net realized capital loss carryforward for federal income tax purposes of $571,370 (from Calvert Social Investment Fund Technology Portfolio) at September 30, 2005 may be available, subject to certain tax limitations, to offset future capital gains until expiration in September 2010.

The tax character of dividends and distributions paid during the years ended September 30, 2005, and September 30, 2004 were as follows:

Distributions paid from:

	2005	2004
Ordinary income	--	--
Long-term capital gain	$8,791,346	--
Total	$8,791,346	--

As of September 30, 2005, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$0
Undistributed long term capital gain	22,124,588
Capital loss Carryforward	(571,370)
Unrealized appreciation (depreciation)	948,553
$22,501,771

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers as applicable) under income tax law and regulations. The primary permanent differences causing such reclassifications are due to the disallowance of net operating losses and the tax treatment of foreign currency gains (losses) and real estate investment trusts.

Undistributed net investment income	$1,128,596
Accumulated net realized gain (loss)	56,930
Paid in capital	(1,185,526)

The difference between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets is primarily due to the capital loss limitations from the merger with the Calvert Social Investment Fund Technology Portfolio.

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Securities Act of 1940. For the year ended September 30, 2005, such purchases and sales transactions were $0 and $5,008,462, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had $13,460 of outstanding borrowing at an interest rate of 4.4375% at September 30, 2005. For the year ended September 30, 2005, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$66,289	2.70%	$7,460,305	November 2004

Tax Information (Unaudited)

Calvert New Vision Small Cap Fund designates $8,791,346 as 15%-rate capital gain dividends paid during fiscal year ended September 30, 2005.

Financial Highlights

	Years Ended
	September 30,	September 30,
Class A Shares	2005	2004
Net asset value, beginning	$18.70	$16.43
Income from investment operations
Net investment income (loss)	(.06)	(.10)
Net realized and unrealized gain (loss)	.22	2.37
Total from investment operations	.16	2.27
Distributions from
Net investment income	--	--
Net realized gain	(.61)	--
Total distributions	(.61)	--
Total increase (decrease) in net asset value	(.45)	2.27
Net asset value, ending	$18.25	$18.70
Total return*	0.64%	13.82%
Ratios to average net assets: A
Net investment income (loss)	(0.28%)	(0.53%)
Total expenses	1.71%	1.69%
Expenses before offsets	1.71%	1.69%
Net expenses	1.70%	1.68%
Portfolio turnover	169%	54%
Net assets, ending (in thousands)	$172,540	$214,143

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2003	2002	2001
Net asset value, beginning	$13.61	$15.39	$18.43
Income from investment operations
Net investment income (loss)	(.15)	.19	(.11)
Net realized and unrealized gain (loss)	3.11	(1.60)	(1.51)
Total from investment operations	2.96	(1.41)	(1.62)
Distributions from
Net investment income	(.13)	--	--
Net realized gain	(.01)	(.37)	(1.42)
Total distributions	(.14)	(.37)	(1.42)
Total increase (decrease) in net asset value	2.82	(1.78)	(3.04)
Net asset value, ending	$16.43	$13.61	$15.39
Total return*	21.89%	(9.65%)	(8.99%)
Ratios to average net assets: A
Net investment income (loss)	(1.03%)	1.11%	(.66%)
Total expenses	1.77%	1.70%	1.76%
Expenses before offsets	1.76%	1.70%	1.72%
Net expenses	1.75%	1.70%	1.63%
Portfolio turnover	54%	41%	66%
Net assets, ending (in thousands)	$157,611	$109,207	$84,979

Financial Highlights

	Years Ended
	September 30,	September 30,
Class B Shares	2005	2004
Net asset value, beginning	$17.45	$15.47
Income from investment operations
Net investment income (loss)	(.24)	(.24)
Net realized and unrealized gain (loss)	.24	2.22
Total from investment operations	(.00)	1.98
Distributions from
Net investment income	--	--
Net realized gain	(.61)	--
Total distributions	(.61)	--
Total increase (decrease) in net asset value	(.61)	1.98
Net asset value, ending	$16.84	$17.45

Total return*	(0.25%)	12.80%
Ratios to average net assets: A
Net investment income (loss)	(1.18%)	(1.42%)
Total expenses	2.61%	2.58%
Expenses before offsets	2.60%	2.58%
Net expenses	2.60%	2.57%
Portfolio turnover	169%	54%
Net assets, ending (in thousands)	$20,309	$26,089

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2003	2002	2001
Net asset value, beginning	$12.94	$14.80	$17.96
Income from investment operations
Net investment income (loss)	(.22)	.03	(.27)
Net realized and unrealized gain (loss)	2.88	(1.52)	(1.47)
Total from investment operations	2.66	(1.49)	(1.74)
Distributions from
Net investment income	(.12)	--	--
Net realized gain	(.01)	(.37)	(1.42)
Total distributions	(.13)	(.37)	(1.42)
Total increase (decrease) in net asset value	2.53	(1.86)	(3.16)
Net asset value, ending	$15.47	$12.94	$14.80

Total return*	20.71%	(10.59%)	(9.96%)
Ratios to average net assets: A
Net investment income (loss)	(2.02%)	.18%	(1.74%)
Total expenses	2.76%	2.76%	2.87%
Expenses before offsets	2.75%	2.76%	2.82%
Net expenses	2.74%	2.76%	2.71%
Portfolio turnover	54%	41%	66%
Net assets, ending (in thousands)	$19,522	$11,878	$6,477

Financial Highlights

	Years Ended
	September 30,	September 30,
Class C Shares	2005	2004
Net asset value, beginning	$17.57	$15.57
Income from investment operations
Net investment income (loss)	(.21)	(.21)
Net realized and unrealized gain (loss)	.23	2.21
Total from investment operations	.02	2.00
Distributions from
Net investment income	--	--
Net realized gain	(.61)	--
Total distributions	(.61)	--
Total increase (decrease) in net asset value	(.59)	2.00
Net asset value, ending	$16.98	$17.57

Total return*	(0.13%)	12.85%
Ratios to average net assets: A
Net investment income (loss)	(1.06%)	(1.33%)
Total expenses	2.50%	2.49%
Expenses before offsets	2.49%	2.49%
Net expenses	2.48%	2.48%
Portfolio turnover	169%	54%
Net assets, ending (in thousands)	$23,131	$27,501

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2003	2002	2001
Net asset value, beginning	$13.00	$14.85	$17.99
Income from investment operations
Net investment income (loss)	(.23)	.04	(.24)
Net realized and unrealized gain (loss)	2.93	(1.52)	(1.48)
Total from investment operations	2.70	(1.48)	(1.72)
Distributions from
Net investment income	(.12)	--	--
Net realized gain	(.01)	(.37)	(1.42)
Total distributions	(.13)	(.37)	(1.42)
Total increase (decrease) in net asset value	2.57	(1.85)	(3.14)
Net asset value, ending	$15.57	$13.00	$14.85

Total return*	20.93%	(10.49%)	(9.83%)
Ratios to average net assets: A
Net investment income (loss)	(1.89%)	0.27%	(1.56%)
Total expenses	2.64%	2.60%	2.69%
Expenses before offsets	2.62%	2.60%	2.65%
Net expenses	2.61%	2.59%	2.54%
Portfolio turnover	54%	41%	66%
Net assets, ending (in thousands)	$19,092	$13,260	$8,489

Financial Highlights

		Periods Ended
	September 30,	September 30,	September 30,
Class I Shares	2005	2004	2003(z)
Net asset value, beginning	$19.26	$16.46	$16.20
Income from investment operations
Net investment income (loss)	.06	.02	--
Net realized and unrealized gain (loss)	.25	2.78	.26
Total from investment operations	.31	2.80	.26
Distributions from
Net realized gain	(.61)	--	--
Total distributions	(.61)	--	--
Total increase (decrease) in net asset value	(.30)	2.80	.26
Net asset value, ending	$18.96	$19.26	$16.46

Total return*	1.42%	17.01%	1.60%
Ratios to average net assets: A
Net investment income (loss)	.43%	.22%	(.11%) (a)
Total expenses	1.16%	1.14%	1.01% (a)
Expenses before offsets	.93%	.93%	.93% (a)
Net expenses	.92%	.92%	.92% (a)
Portfolio turnover	169%	54%	5%
Net assets, ending (in thousands)	$4,979	$2,878	$1,130

		Periods Ended
	March 12,	January 18,	September 30,
Class I Shares	2003 (y)	2002 (x)	2001
Net asset value, beginning	$13.25	$15.76	$18.77
Income from investment operations
Net investment income (loss)	--	(.02)	.04
Net realized and unrealized gain (loss)	(1.29)	2.16	(1.63)
Total from investment operations	(1.29)	2.14	(1.59)
Distributions from
Net realized gain	--	(.37)	(1.42)
Total distributions	--	(.37)	(1.42)
Total increase (decrease) in net asset value	(1.29)	1.77	(3.01)
Net asset value, ending	$11.96	$17.53	$15.76

Total return*	(9.74%)	13.58%	(8.65%)
Ratios to average net assets: A
Net investment income (loss)	(.31%) (a)	(.35%) (a)	.25%
Total expenses	1.12% (a)	1,179.31% (a)	64.09%
Expenses before offsets	.93% (a)	.70% (a)	3.71%
Net expenses	.92% (a)	.70% (a)	.82%
Portfolio turnover	9%	11%	66%
Net assets, ending (in thousands)	$0	$0	$1

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(x) The last remaining shareholder in Class I redeemed on January 18, 2002.

(y) Class I shares resumed on January 30, 2003 when the Calvert Social Investment Fund's Technology Portfolio merged into the Calvert New Vision Small Cap Fund. Subsequently, the last remaining shareholder redeemed on March 12, 2003.

(z) Class I shares resumed upon shareholder investment on July 31, 2003.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

The Board of Trustees, and by a separate vote, the disinterested Trustees, approved the Investment Subadvisory Agreement with Renaissance Investment Management, Inc. ("Subadvisor" or "Renaissance") with respect to the Fund on June 8, 2005.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the approval of the Investment Subadvisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed Investment Subadvisory Agreement with management and also met in a private session with their counsel at which no representatives of management were present.

In evaluating the Investment Subadvisory Agreement, the disinterested Trustees reviewed information provided by CAMCO and the Subadvisor relating to the Subadvisor's operations, personnel, investment philosophy, strategies and techniques. Among other things, CAMCO and the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for the Subadvisor, and descriptions of the Subadvisor's investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board of Trustees approved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of their deliberations, the Trustees evaluated, among other things: the nature, extent and the quality of the services to be rendered by the Subadvisor; the Subadvisor's management style and long-term performance record in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems including those related to personal investing; and any disciplinary history. In addition, the Trustees considered certain information received in connection with, and their deliberations with respect to their December 2004 renewal of the Investment Subadvisory Agreement with Awad Asset Management and the Investment Advisory Agreement. Based upon their review, the Trustees concluded that they were satisfied with the nature, extent and quality of services to be provided to the Fund under the proposed Investment Subadvisory Agreement with Renaissance.

In considering the Subadvisor's comparable performance with similarly managed funds and non-mutual fund accounts, the Board noted the Subadvisor's strong long-term performance record. Among other performance information presented to the Trustees, the Board noted that the small cap growth funds and accounts managed by the Subadvisor have outperformed the Russell 2000 Index for the one-year, three-year and five year-periods ended March 31, 2005 and had consistently strong rankings among Lipper Small Cap Core peers over this same period.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund, the Trustees noted that the fees under the Investment Subadvisory Agreement are paid by the Advisor out of the advisory fees that the Advisor receives under the Investment Advisory Agreement and also noted that the advisory fees paid by the Fund would not change. The Trustees also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the fees thereunder at arm's length. The Trustees also took into account the Subadvisor's initial undertaking to waive a portion of its subadvisory fee, as well as the level of fees that the Subadvisor charges its other clients for providing comparable advisory services. Based upon their review, the Board of Trustees determined that the subadvisory fee was reasonable. For each of the above reasons, the profitability to the Subadvisor of its relationship with the Fund was not a material factor in the Trustees' deliberations. For similar reasons, the Trustees did not consider the potential economies of scale in the Subadvisor's management of the Fund to be a material factor in their consideration at this time.

In approving the Investment Subadvisory Agreement, the Board of Trustees, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors.

Conclusions

The Board of Trustees reached the following conclusions regarding the Subadvisory Agreement, among others: (a) the Subadvisor is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (b) the Subadvisor maintains an appropriate compliance program; (c) the Subadvisor's investment strategies are appropriate for pursuing the investment objectives of the Fund; and (d) the subadvisory fees to be paid to the Subadvisor are reasonable in relation to those of similar funds and to the services to be provided by the Subadvisor. Based on their conclusions, the Board of Trustees determined that approval of the Investment Subadvisory Agreement would be in the interests of the Fund and its shareholders.

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Date of Birth	Fund	Date	During Last 5 Years	Overseen	Directorships
INDEPENDENT TRUSTEES
RICHARD L. BAIRD, JR. AGE: 57	Trustee	1976	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services.	21
FRANK H. BLATZ, JR., Esq. AGE: 70	Trustee	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
DOUGLAS E. FELDMAN, M.D. AGE: 57	Trustee	1982	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
PETER W. GAVIAN, CFA, ASA AGE: 72	Trustee	1980	Since 1976, President of Corporate Finance of Washington, Inc., a business appraisal firm. He is a Chartered Financial Analyst and an Accredited senior appraiser (business evaluation).	12
JOHN GUFFEY, JR. AGE: 57	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm (inactive as of 2003). President, Aurora Press, Inc., 2002.	23	Ariel Funds (3) Calvert Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 59	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation The community Foundation for the National Capital Region
ARTHUR J. PUGH AGE: 68	Trustee	1982	Retired executive.	26	Acacia Federal Savings Bank
INTERESTED TRUSTEES
BARBARA J. KRUMSIEK AGE: 53	Trustee & President	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
DAVID R. ROCHAT AGE: 68	Trustee & Senior Vice President	1980	Executive Vice President of Calvert Asset Management Company, Inc. and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc.
D. WAYNE SILBY, Esq. AGE: 57	Trustee & Chair	1976	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm. (inactive as of 2003)	26	Ameritas Acacia Mutual Holding Company Calvert Foundation Grameen Foundation USA GroupServe Foundation
OFFICERS
KAREN BECKER Age: 52	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 41	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.

IVY WAFFORD DUKE, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI AGE: 46	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 32	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to working at Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 55	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 55	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 40	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 35	Assistant Vice President & Assistant Secretary	2002

Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2003, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

JANE B. MAXWELL Esq. AGE: 53	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
CATHERINE P. ROY AGE: 49	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 58	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 53	Treasurer	1979	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 44	Fund Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Rochat is an interested person of the Fund since he is an officer and director of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert New Vision
Small Cap Fund

To Open an Account

800-368-2748

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Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account

Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified

or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site

http://www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's
Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
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Long-Term Income Fund

Equity Funds
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Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Calvert
Investments that make a difference

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September 30, 2005 Annual Report
Calvert Income Fund

Calvert
Investments that make a difference

An Ameritas Acacia Company

=====================================================

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President's Letter
1

Portfolio Management Discussion
4

Shareholder Expense Example
8

Report of Independent Registered Public Accounting Firm
10

Statement of Net Assets
11

Statement of Operations
21

Statements of Changes in Net Assets
22

Notes to Financial Statements
24

Financial Highlights
29

Explanation of Financial Tables
33

Proxy Voting and Availability of Quarterly Portfolio Holdings
35

Trustee and Officer Information Table
36

=====================================================

Dear Shareholder:

The ongoing challenges to our markets and economy from steeply escalating energy prices, the ongoing war in Iraq and rising interest rates were exacerbated in the most recent quarter by the devastating effects of Katrina, Rita and Wilma. Calvert responded to these events both with humanitarian and financial assistance and by crafting the "Katrina Principles" (learn more at www.calvert.com) that serve as guidelines to support sustainable rebuilding in the Gulf region.

Despite the difficult environment, the economy and fixed-income markets have shown strength over the past 12 months. Money market funds provided higher yields, in step with Federal Reserve short-term rate increases. The Fed has continued its policy of quarter-point rate increases since June 2004, steadily raising rates to offset potential inflation. Despite higher short-term rates, however, yields on intermediate- and long-term bond funds generally remained flat, generating positive returns from income and price appreciation. Of course, typically, as interest rates rise, bond prices--and the value of bond funds--decline. As a result, many bond fund investors wonder whether this trend can continue and where the market is headed over the next year.

Confidence in our Fixed-Income Strategy

While no one can answer this question definitively, we believe that during challenging times such as these it's wise to stay the course with a long-term, diversified asset allocation strategy. We believe, and we think your advisor would agree, that bond funds are an essential element of any diversified portfolio, providing a stabilizing anchor to historically more volatile stock funds.

Calvert's expertise in the fixed-income markets spans nearly 30 years, covering virtually every type of interest-rate environment. Over this period, our management team has refined its investment process that includes four key strategic components, which we refer to collectively as FourSight.™ This flexible process for seeking solid investments in any type of market includes: managing duration, monitoring the yield curve, optimizing sector allocation, and analyzing credit quality.

From short to long, Calvert's fixed income funds follow this disciplined FourSight approach. Indeed, the combination of solid performance and fixed-income management expertise has attracted media attention for Calvert's investment strategies in Barron's, the Los Angeles Times, Dow Jones Newswires and Standard & Poor's.1

Calvert Initiatives

This year we've pursued a number of important initiatives: adding to our family of funds; advancing our compliance and regulatory oversight; and expanding our public commitment in areas such as board diversity and the empowerment of women in business through our year-old Calvert Women's Principles. In addition, for the first time we underwrote a four-part series for public television, "The New Heroes," which highlights the work of leading social entrepreneurs--talented individuals who exemplify the "power of one" to drive positive social change in their communities. At Calvert, we remain committed to making a difference through our specialized investment management approach and our leadership on issues of importance to the communities we serve.

Advancing Our Regulatory Oversight

As you may be aware, 2004 was a significant year for mutual fund industry reform, which continues in 2005. The SEC issued new regulations for mutual fund companies on many fronts, governing codes of ethics, compliance programs, and disclosure requirements.

To further strengthen our compliance operations, we've restructured our Compliance Department, adding several positions and promoting Karen Becker, a Calvert veteran of 19 years, to Chief Compliance Officer for Calvert Funds. Formerly Senior Vice President of Client Services, Karen has overall compliance responsibility for the Funds and will develop and administer Fund policies and procedures designed to prevent violation of federal securities laws.

A Long-Term, Disciplined Outlook

We believe our disciplined investment process -- which includes an emphasis on diversified portfolios -- can lead to lower risk and competitive long-term performance relative to our peers. Of course, we recommend the same long-term, diversified and disciplined approach to our shareholders.

Calvert encourages you to work with a financial professional, who can provide important insights into investment markets and personal financial planning, as well as the guidance to create and maintain a thoughtful investment strategy.

As Calvert enters its 30th anniversary year, I'd like to thank you for your continued confidence in our investment products, and we look forward to serving you in the year ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2005

1. Dow Jones Newswires, "OFF THE RUN: Gun-Shy Bond Fund Managers Play It Safe," July 13, 2005; Los Angeles Times,"Bonds Help Hold the Line," July 8, 2005; Standard & Poor's, "High-Quality Bond Funds - Mid Year 2005 Review," July 1, 2005.

Portfolio Management Discussion

Gregory Habeeb
Senior Portfolio Manager

Matt Nottingham, CFA
Portfolio Manager

of Calvert Asset Management Company

Performance

Calvert Income Fund Class A shares at NAV produced a total return of 3.95% for the 12-month reporting period ended September 30, 2005. The benchmark Lehman US Credit Index returned 2.74% for the same period.

Investment Climate

Over the reporting period, the Federal Reserve's Open Market Committee (FOMC) raised the target Fed funds rate at each of its eight scheduled meetings. By the end of the period, the rate stood at 3.75%. Money-market interest rates, including that on the three-month Treasury bill, rose in response to these hikes.1 Confounding our expectations and those of most of the market, though, was the fact that there was virtually no increase in long-term interest rates over the reporting period. The 10-year Treasury yield moved slightly higher, to 4.34%. The 30-year fixed-rate mortgage rate rose from 5.19% to 5.91%.

The U.S. economy continued its pace of steady growth at 3.5% annualized, as measured by GDP (gross domestic product), over the first three quarters of the reporting period.2 Payroll growth was solid, averaging 193,000 new jobs monthly. Inflation rose with the headline CPI (consumer price index), up 3.6%. Core inflation, which excludes volatile food and energy prices, increased 2.1%.3 Rising inflation led the FOMC to consistently address the topic of inflation in its regular monetary policy statements.

Portfolio Strategy

Our strategy reflects Calvert's FourSightTM management process, which seeks to deliver competitive results even during difficult markets. With this four-step process, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

The Portfolio has been positioned to benefit from rising rates across the maturity spectrum (short, intermediate, and long). Our-short duration strategy detracted from performance over the reporting period. While we correctly anticipated higher short-term rates, we did not expect the rally we saw in longer-term rates.

As the FOMC continued to raise short-term rates, and as longer-term bond yields declined, the difference between yields on two-year Treasury notes and 10-year Treasury notes compressed, in what is known as a yield-curve flattening. The Fund was positioned to take advantage of this flattening, with a relative overweight to longer-maturity bonds and an underweight to bonds with shorter maturities. This strategy was a strong driver of performance into the first quarter of 2005, when we felt that most of the spread compression had been realized. For a short period during the summer, the Fund was positioned to take advantage of yet more compression between long- and short-term rates.

From a sector perspective, the Fund benefited from its significant exposure to floating-rate bonds. Interest rates for these bonds adjust based on short-term indices, which typically reset monthly or quarterly. As the FOMC lifted short-term rates, the increase in rates on our floating-rate bonds helped performance.

The Fund had a high-quality bias for the entire period, given the very low additional yield being paid for holding lower-quality bonds. However, during the period, the overweight to higher credit quality (bonds rated A and higher) hurt performance, as lower-rated securities (bonds rated BBB) generally outpaced those of higher quality. Notably, this trend began to reverse in the last quarter, with higher-quality bonds outperforming lower-rated bonds late in the period.

The Fund had exposure to both General Motors and Ford when they dropped in credit rating in early 2005, negatively impacting Fund performance. Their eventual downgrade to non-investment grade roiled the bond markets and caused a sharp drop in the value of GM and Ford bonds. We reduced the Fund's exposure to auto stocks and are now underweight to this industry given the uncertainty surrounding both companies. Our credit analysts made several excellent calls over the reporting period, as is exemplified in Land O' Lakes, whose price has moved up from $71 to over $91, more than 20 points higher than our original cost.

Outlook

Monetary policy is currently focused on restoring the target Fed funds rate to a more neutral level, i.e., neither overly accommodative nor overly restrictive. We believe the Fed funds target rate will eventually reach a minimum of 4% and would not be surprised to see it at 4.5% or more in 2006. As a result, we expect the FOMC to continue its campaign of steady rate hikes unless the economy shows signs of great strain.

Of course, much will depend on what the economic data indicate about the state of the economy going forward, especially in light of the Gulf Coast hurricanes this year. While the immediate impact of the hurricanes on the economy is difficult to assess, recent post-hurricane economic data show a pickup in manufacturing in September. High energy costs may restrain production temporarily, but we have seen the manufacturing sector continue to expand for more than two years.

Looking ahead, we are confident our four-tiered FourSightTM strategy can continue to uncover attractive investment opportunities for the Fund. We will continue to position the Fund defensively in view of rising interest rates, to monitor the yield curve, and to slightly expand our position with regard to credit quality.

October 2005

1. The three-month Treasury bill yield rose 1.84 percentage points to 3.55%.

2. The third quarter 2005 GDP had not been released at the time of this writing.

3. Payrolls and CPI data available through August 2005.

As of September 30, 2005, the following companies represented the following percentages of Fund net assets: General Motors 0.00%, Ford 0.11%, Land O' Lakes 0.36%. All holdings are subject to change without notice.

Portfolio Statistics
September 30, 2005

Investment Performance
(total return at NAV)
	6 Months	12 Months
	ended	ended
	9/30/05	9/30/05
Class A	2.39%	3.95%
Class B	2.03%	3.22%
Class C	2.02%	3.29%
Class I	2.73%	4.66%
Lehman U.S. Credit Index**	2.54%	2.74%
Lipper Corporate Debt Funds BBB-Rated Avg.**	2.29%	3.19%

Maturity Schedule
Weighted Average
9/30/05	9/30/04
12 years	11 years

SEC Yields

	30 days ended
	9/30/05	9/30/04
Class A	3.58%	2.58%
Class B	2.97%	1.95%
Class C	3.00%	1.97%
Class I	4.37%	3.31%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

TR represents total return.

** Source: Lipper Analytical Services, Inc.

Portfolio Statistics
September 30, 2005
Average Annual Total Returns
(with max. load)

Class A Shares
One year	(0.02%)
Five year	7.21%
Ten year	7.77%

Class B Shares
One year	(0.84%)
Five year	7.22%
Since inception	6.81%
(7/30/99)

Class C Shares
One year	2.17%
Five year	7.18%
Since inception	7.26%
(7/31/00)

Class I Shares
One year	4.54%
Five year	8.65%
Since inception	8.43%
(2/26/99)

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 3.75%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another Class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Portfolio Statistics
September 30, 2005
Sector Distribution	% of Total Investments
Asset Backed Securities	9.2%
Bank	4.8%
Brokerage	7.1%
Cash Equivalent	0.5%
Financial Services	16.8%
Government Agency Obligations	6.0%
Government Obligations	13.0%
Industrial	15.3%
Industrial - Finance	1.8%
Insurance	4.1%
Municipal Obligations	10.0%
Real Estate Investment Trust	1.7%
Sovereign Obligations	0.1%
Special Purpose	4.4%
Transportation	1.2%
Utility	4.0%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2005 to September 30, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/05	9/30/05	4/1/05 - 9/30/05
Class A
Actual	$1,000.00	$1,023.90	$6.02
Hypothetical	$1,000.00	$1,019.12	$6.01
(5% return per
year before expenses)
Class B
Actual	$1,000.00	$1,020.30	$9.75
Hypothetical	$1,000.00	$1,015.42	$9.72
(5% return per
year before expenses)
Class C
Actual	$1,000.00	$1,020.20	$9.61
Hypothetical	$1,000.00	$1,015.55	$9.59
(5% return per
year before expenses)
Class I
Actual	$1,000.00	$1,027.30	$2.78
Hypothetical	$1,000.00	$1,022.32	$2.78
(5% return per
year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.19%, 1.92%, 1.90% and 0.55% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/365.

Report of Independent Registered Public Accounting Firm

The Board of Trustees of The Calvert Fund and Shareholders of Calvert Income Fund:

We have audited the accompanying statement of assets and liabilities of the Calvert Income Fund, a series of The Calvert Fund, including the portfolio of investments, as of September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated November 16, 2001.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and broker. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Income Fund as of September 30, 2005 and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, PA
November 17, 2005

Statement of Net Assets
September 30, 2005

	Principal
Corporate Bonds - 67.5%	Amount	Value
ACLC Business Loan Receivables Trust:
7.385%, 8/15/20 (e)	$13,000,000	$11,074,629
4.418%, 10/15/21 (e)(r)	8,853,758	8,474,225
Agfirst Farm Credit Bank:
8.393%, 12/15/16 (r)	14,450,000	16,426,038
7.30%, 10/14/49 (e)	19,950,000	20,206,358
Alliance Mortgage Investments:
11.08%, 6/1/10 (r)	3,141,750	3,141,750
13.83%, 12/1/10 (r)	15,000,000	15,000,000
AMB Property LP, 6.90%, 1/30/06	2,000,000	2,013,600
American Electric Power Co., Inc., 4.709%, 8/16/07 (r)	2,000,000	1,996,140
Ames True Temper, Inc., 10.00%, 7/15/12	7,235,000	5,697,563
APL Ltd., 8.00%, 1/15/24	13,525,000	13,880,031
Army Hawaii Family Housing Trust Certificates:
4.196%, 6/15/50 (e)(r)	54,995,000	54,995,000
5.624%, 6/15/50 (e)	32,580,000	33,456,076
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)	49,891,000	32,304,423
Atmos Energy Corp., 3.974%, 10/15/07 (r)	17,900,000	17,895,167
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	15,080,000	17,402,923
BAE Systems Asset Trust, 6.664%, 9/15/13 (e)	23,761,931	25,467,087
BAE Systems Holdings, Inc., 4.05%, 8/15/08 (e)(r)	30,890,000	30,874,246
Banco Santander Chile, 4.148%, 12/9/09 (e)(r)	4,000,000	3,998,000
Barclays Bank plc, 6.278%, 12/29/49 (r)	6,690,000	6,597,544
BB&T Capital Trust I, 5.85%, 8/18/35	2,480,000	2,438,658
Bear Stearns Co's, Inc.:
3.83%, 4/29/08 (r)	35,000,000	35,062,265
4.389%, 10/28/14 (r)	41,700,000	41,863,964
BF Saul, 7.50%, 3/1/14	13,150,000	13,577,375
Brascan Corp., 7.125%, 6/15/12	14,825,000	16,438,998
Captec Franchise Trust, 7.535%, 9/25/11 (e)(r)	4,272,000	3,283,587
Centex Corp., 3.95%, 8/1/07 (r)	8,000,000	7,997,600
Chase Funding Mortgage Loan, 4.045%, 5/25/33	4,800,000	4,748,928
Chevy Chase Bank FSB, 6.875%, 12/1/13	7,686,000	7,955,010
Chugach Electric Association, Inc., 6.55%, 3/15/11	2,780,000	3,010,826
Cinergy Global Resources, Inc., 6.20%, 11/3/08 (e)	3,500,000	3,686,375
CIT Group, Inc., 3.832%, 8/18/06 (r)	13,800,000	13,795,170
Clorox Co., 3.982%, 12/14/07 (r)	5,000,000	5,007,860
CNL Funding, Inc.:
7.721%, 8/25/09 (e)	9,344,006	9,580,749
Franchise Loan Trust Certificates, Interest only,
0.9297%, 8/18/16 (e)(r)	86,595,871	3,330,477
Convergys Corp., 4.875%, 12/15/09	15,300,000	14,668,676
Countrywide Asset-Backed Certificates,
4.28%, 11/25/34 (r)	17,385,371	17,431,268
Countrywide Financial Corp., 4.75%, 4/1/11 (r)	55,700,000	55,573,561
Countrywide Home Loans, Inc., 3.851%, 11/30/05 (r)	9,500,000	9,489,550

	Principal
Corporate Bonds - Cont'd	Amount	Value
Credit Suisse First Boston USA, Inc., 3.98%, 6/2/08 (r)	$13,800,000	$13,795,308
Crown Castle Towers LLC, 4.643%, 6/15/35 (e)	39,250,000	38,492,475
CSX Corp., 4.01%, 8/3/06 (r)	24,937,000	24,977,847
Daimler-Chrysler North American Holding Corp.,
4.132%, 11/17/06 (r)	8,850,000	8,864,426
Deluxe Corp., 5.125%, 10/1/14	3,300,000	3,119,556
Dime Community Bancshares, Inc.:
9.25%, 5/1/10 (e)	2,000,000	2,286,800
9.25%, 5/1/10	500,000	571,700
Dominion Resources, Inc., 4.30%, 9/28/07 (r)	16,180,000	16,211,551
Duke Realty LP, 4.184%, 12/22/06 (r)	12,900,000	12,895,872
E*Trade Financial Corp.:
8.00%, 6/15/11	12,500,000	12,906,250
8.00%, 6/15/11 (e)	700,000	722,750
7.375%, 9/15/13 (e)	1,750,000	1,758,750
Eastern Energy Ltd., 6.75%, 12/1/06 (e)	3,850,000	3,939,539
Eli Lilly Services, Inc., 3.907%, 9/12/08 (e)(r)	22,490,000	22,480,779
Enterprise Mortgage Acceptance Co. LLC.:
Interest Only, 1.253%, 1/15/25 (e)(r)	91,672,585	3,837,414
6.90%, 10/15/25 (e)	19,502,638	7,313,489
Evangelical Lutheran Good Samaritan Society Fund,
6.78%, 11/1/05	2,000,000	2,003,190
FFCA Secured Lending Corp., 6.37%, 9/18/25 (e)	2,443,866	2,442,565
First Republic Bank, 7.75%, 9/15/12	28,616,000	31,598,932
GE Dealer Floorplan Master Note Trust,
3.836%, 4/20/10 (r)	25,500,000	25,507,571
General Electric Capital Corp.:
3.801%, 3/4/08 (r)	15,000,000	14,992,050
3.833%, 7/27/12 (r)	22,740,000	22,734,088
Global Signal:
Trust I, 3.711%, 1/15/34 (e)	8,843,705	8,545,236
Trust II, 4.232%, 12/15/14 (e)	11,900,000	11,581,215
Golden Securities Corp., 3.993%, 12/2/13 (e)(r)	25,850,000	25,924,965
Golden State Petroleum Transport Corp., 8.04%, 2/1/19	13,166,000	14,198,741
Goldman Sachs Group, Inc.:
4.07%, 3/2/10 (r)	15,825,000	15,845,256
4.30%, 6/28/10 (r)	27,590,000	27,654,974
3.95%, 10/7/11 (r)	5,074,000	5,079,226
6.345%, 2/15/34	34,002,000	35,352,559
Harrah's Operating Co., Inc., 7.875%, 12/15/05	1,275,000	1,282,969
Harris Corp., 5.00%, 10/1/15	1,000,000	986,210
HBOS plc, 6.413%, 9/29/49 (e)(r)	15,300,000	15,160,464
Household Finance Corp., 4.07%, 11/16/09 (r)	8,000,000	8,021,600
HSBC Finance Corp.:
4.01%, 5/10/10 (r)	20,000,000	20,004,220
3.82%, 3/24/11 (r)	5,000,000	5,000,425
3.964%, 7/19/12 (r)	13,500,000	13,497,435
Huntington Bancshares, Inc., 4.10%, 12/1/05 (r)	6,500,000	6,500,338
IKON Receivables LLC, 4.008%, 12/17/07 (r)	1,408,590	1,408,828

	Principal
Corporate Bonds - Cont'd	Amount	Value
Impac CMB Trust:
4.18%, 10/25/33 (r)	$6,799,102	$6,839,761
4.15%, 9/25/34 (r)	7,488,805	7,499,364
4.09%, 4/25/35 (r)	20,715,025	20,738,018
4.14%, 4/25/35 (r)	7,422,884	7,431,198
4.10%, 5/25/35 (r)	31,301,751	31,337,122
4.15%, 8/25/35 (r)	22,108,214	22,109,761
Ingersoll-Rand Co. Ltd., 6.015%, 2/15/28	10,190,000	11,196,874
Interpool Capital Trust, 9.875%, 2/15/27	47,283,000	47,519,415
Interpool, Inc., 7.35%, 8/1/07	4,825,000	4,951,656
Jackson National Life Global Funding, 3.69%, 4/20/07 (e)(r)	5,000,000	4,996,000
JP Morgan Chase Capital XVII, 5.85%, 8/1/35	8,500,000	8,277,555
Keycorp, 4.05%, 6/2/08 (r)	16,300,000	16,316,251
Kimco Realty Corp., 3.893%, 8/1/06 (r)	9,900,000	9,909,841
La Quinta Inns, Inc., 7.27%, 2/26/07	1,750,000	1,776,250
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (e)	14,490,000	13,258,350
Lehman Brothers Holdings E-Capital Trust I,
4.59%, 8/19/65 (e)(r)	2,890,000	2,923,697
Lennar Corp., 4.32%, 8/20/07 (r)	14,000,000	13,995,100
Leucadia National Corp., 7.00%, 8/15/13	27,190,000	27,291,963
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	51,271,000	961,331
8.30%, 12/1/37 (e)(m)*	33,720,000	632,250
8.45%, 12/1/97 (e)(m)*	1,000,000	18,750
Mangrove Bay Pass-Through Trust, 6.102%, 7/15/33 (e)(r)	2,300,000	2,300,023
Marsh & McLennan Co's, Inc., 3.71%, 7/13/07 (r)	9,000,000	8,948,070
Masco Corp., 4.048%, 3/9/07 (e)(r)	18,000,000	18,039,996
MBNA Corp., 4.163%, 5/5/08 (r)	22,690,000	22,727,212
Meridian Funding Co. LLC:
4.32%, 8/30/07 (e)(r)	13,220,000	13,224,244
3.748%, 10/6/08 (e)(r)	27,519,944	27,519,036
4.108%, 10/15/14 (e)(r)	39,250,000	39,255,495
Merrill Lynch & Co., Inc.:
3.96%, 7/21/09 (r)	24,300,000	24,363,423
3.953%, 2/5/10 (r)	25,000,000	25,032,225
Michigan Consolidated Gas Co., 7.21%, 5/1/07	500,000	519,282
Mid-Atlantic Family Military Communities LLC:
5.24%, 8/1/50 (e)	11,790,000	11,771,490
5.30%, 8/1/50 (e)	17,245,000	17,243,620
NationsBank Cap Trust III, 4.149%, 1/15/27 (r)	1,500,000	1,445,910
Nationwide Health Properties, Inc.:
6.00%, 5/20/15	15,000,000	14,990,100
6.90%, 10/1/37	5,990,000	6,394,385
6.59%, 7/7/38	1,890,000	1,967,774
Nelnet Education Loan Funding, Inc.:
3.65%, 6/1/35 (r)	2,000,000	2,005,000
3.64%, 10/25/38 (r)	7,200,000	7,218,000
New Valley Generation V, 4.929%, 1/15/21	2,586,730	2,594,386
New York State Community Statutory Trust II,
7.26%, 12/28/31 (e)(r)	3,500,000	3,573,220
Noble Group Ltd., 6.625%, 3/17/15 (e)	8,950,000	8,334,688
Odyssey Re Holdings Corp., 6.875%, 5/1/15	29,480,000	29,431,358
Overseas Private Investment Corp., 4.05%, 11/15/14	3,084,000	2,971,773
Overseas Shipholding Group, Inc., 7.50%, 2/15/24	33,262,000	33,178,845
Pacific Pilot Funding Ltd., 4.37%, 10/20/16 (e)(r)	6,362,152	6,337,740

	Principal
Corporate Bonds - Cont'd	Amount	Value
Pedernales Electric Cooperative, 5.952%, 11/15/22 (e)	$4,400,000	$4,596,900
Pepco Holdings, Inc., 4.495%, 6/1/10 (r)	32,690,000	32,782,513
Pinnacle West Energy Corp., 4.004%, 4/1/07 (e)(r)	22,650,000	22,648,868
Pioneer Natural Resources Co., 5.875%, 7/15/16	8,000,000	7,841,200
Platinum Underwriters Finance, Inc., 7.50%, 6/1/17 (e)	8,390,000	8,370,703
Platinum Underwriters Holdings Ltd., 6.371%, 11/16/07 (e)	2,900,000	2,914,442
Post Apartment Homes LP, 3.84%, 7/15/29 (r)	46,330,000	46,330,000
Preferred Term Securities IX Ltd., 4.22%, 4/3/33 (e)(r)	1,000,000	1,009,820
Premium Asset Trust:
3.81%, 10/8/09 (e)(r)	21,700,000	21,706,488
4.23%, 9/28/10 (e)(r)	21,000,000	21,016,406
Prudential Holdings LLC, 7.245%, 12/18/23 (e)	7,995,000	9,431,062
Public Service Electric & Gas Co., 6.375%, 5/1/08 (r)	1,000,000	1,040,540
Public Service Enterprise Group, Inc., 4.295%, 9/21/08 (r)	22,400,000	22,386,246
Public Steers Trust, 6.646%, 11/15/18	5,070,211	4,550,514
Puget Sound Energy Inc., 7.02%, 12/1/27	571,000	692,235
RBS Capital Trust I, 4.82%, 9/29/49 (r)	23,000,000	22,829,800
RC Trust I, 7.00%, 5/15/06	22,750,000	23,544,430
Reed Elsevier Capital, Inc., 4.20%, 6/15/10 (r)	18,700,000	18,692,520
Residential Capital Corp., 5.385%, 6/29/07 (e)(r)	130,380,000	130,915,862
Ryder System, Inc., 5.00%, 4/1/11	16,750,000	16,571,445
Skyway Concession Co. LLC, 4.30%, 6/30/17 (e)(r)	5,000,000	4,995,405
SLM Student Loan Trust, 4.09%, 12/15/17 (r)	10,000,000	10,068,000
Small Business Administration:
5.038%, 3/10/15	6,965,820	7,044,111
4.94%, 8/15/15	23,750,000	23,937,898
Sociedad Concesionaria Autopista Central SA,
6.223%, 12/15/26 (e)	18,185,000	19,532,327
Southern California Edison Co., 3.87%, 1/13/06 (r)	1,500,000	1,500,600
Southern California Gas Co., 4.04%, 12/1/09 (r)	5,900,000	5,898,053
Sovereign Bancorp, Inc.:
4.166%, 8/25/06 (r)	25,800,000	25,838,700
4.15%, 3/1/09 (e)(r)	8,735,000	8,726,527
Sovereign Bank:
4.00%, 2/1/08	9,350,000	9,240,689
4.375%, 8/1/13 (r)	6,250,000	6,149,313
SPARCS Trust 99-1, Step Coupon, 0.00% to 4/15/19,
7.697% thereafter to 10/15/97 (e)(r)	26,500,000	8,785,890
St. Paul Travelers Co's, Inc., 5.01%, 8/16/07	5,000,000	5,016,100
State Street Capital Trust II, 4.29%, 2/15/08 (r)	5,275,000	5,273,207
Sterling Equipment, Inc., 6.125%, 9/28/19	345,919	373,617
StorageMax Midtown LLC VRDN, 3.85%, 5/20/23 (r)	1,400,000	1,400,000
Teck Cominco Ltd.:
5.375%, 10/1/15	3,500,000	3,485,790
6.125%, 10/1/35	17,725,000	17,379,717
TIERS Trust:
8.45%, 12/1/17 (n)*	8,559,893	128,398
Step coupon, 0.00% to 4/15/18, 7.697% thereafter to
10/15/97 (e)(r)	11,001,000	3,052,142
Step coupon, 0.00% to 10/15/28, 7.697% thereafter to
10/1/97 (r)	15,000,000	1,709,542
Step coupon, 0.00% to 10/15/33, 7.697% thereafter
to 10/15/97(e)(r)	12,295,000	868,923

	Principal
Corporate Bonds - Cont'd	Amount	Value
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/11 (e)	$7,600,000	$5,817,542
2/15/19 (e)	5,000,000	2,418,940
2/15/45 (e)	606,700,000	72,852,536
TXU Energy Co. LLC, 4.36%, 1/17/06 (r)	6,650,000	6,652,780
Tyco International Group SA.:
6.375%, 2/15/06	2,500,000	2,517,150
Participation Certificate Trust, 4.436%, 6/15/07 (e)	9,250,000	9,205,646
Union Financial Services 1, Inc.:
5.75%, 11/1/32 (r)	19,900,000	19,900,000
3.80%, 12/1/32 (r)	900,000	902,250
4.138%, 12/1/32 (r)	4,500,000	4,500,000
United Energy Ltd., 6.00%, 11/1/05 (e)	3,800,000	3,803,990
United Parcel Services, Inc., 3.266%, 3/27/50 (r)	2,030,000	2,031,502
Vale Overseas Ltd., 8.25%, 1/17/34	12,890,000	14,565,700
Viacom, Inc., 6.40%, 1/30/06	26,565,000	26,733,953
Westfield Capital Corp Ltd., 4.00%, 11/2/07 (e)(r)	21,000,000	21,036,330
William Street Funding Corp., 4.17%, 4/23/09 (e)(r)	19,000,000	19,192,405
World Financial Network Credit Card Master Note Trust,
4.138%, 5/15/12 (r)	3,900,000	3,920,081

Total Corporate Bonds (Cost $2,519,086,529)		2,477,034,810

Taxable Municipal Obligations - 8.4%
Alabama State Incentives Financing Authority SO Revenue VRDN,
3.88%, 10/1/29 (r)	2,045,000	2,045,000
Brownsville Texas Utility System Revenue Bonds:
5.084%, 9/1/16	2,000,000	2,000,540
5.204%, 9/1/17	2,275,000	2,287,854
5.304%, 9/1/19	2,000,000	2,006,640
California State Chela Financial USA, Inc., Student Loans Revenue
Bonds, 3.80%, 12/1/33 (r)	7,000,000	7,000,000
California Statewide Communities Development Authority
Revenue Bonds, Zero Coupon:
6/1/15	1,205,000	740,677
6/1/17	1,835,000	1,009,507
6/1/19	1,975,000	969,725
CIDC-Hudson House LLC New York Revenue VRDN,
3.95%, 12/1/34 (r)	3,815,000	3,815,000
Colorado State Fort Carson Family Housing LLC
Revenue Bonds, 7.65%, 11/15/21	28,185,000	35,073,414
Dallas Texas GO Bonds, Step Coupon, 5.25%, 2/15/24 (r)	4,890,000	4,841,100
Detroit Michigan COPs:
4.813%, 6/15/20	10,235,000	10,047,392
3.644%, 6/15/25 (r)	16,740,000	16,740,000
Eugene Oregon Electric Utilities Revenue Bonds,
Zero Coupon, 8/1/25	1,500,000	525,930
Fairfield California Pension Obligation Revenue Bonds,
5.34%, 6/1/25	1,960,000	1,979,012

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Grant County Washington Public Utility District Revenue Bonds:
4.76%, 1/1/13	$400,000	$399,488
5.48%, 1/1/21	990,000	1,028,075
Hoffman Estates Illinois GO Bonds, 5.15%, 12/1/17	1,135,000	1,136,703
Howell Township New Jersey School District GO
Bonds, 5.30%, 7/15/19	660,000	672,058
Indiana State Bond Bank Revenue Bonds:
5.07%, 1/15/16	1,000,000	1,006,270
5.12%, 1/15/17	2,720,000	2,737,789
5.22%, 1/15/18	2,510,000	2,535,577
5.32%, 1/15/19	3,595,000	3,636,738
5.37%, 7/15/19	1,550,000	1,578,133
5.47%, 1/15/20	1,600,000	1,637,968
Indianapolis Indiana Local Public Improvement Bond
Bank Revenue Bonds:
5.09%, 7/15/18	1,855,000	1,869,896
5.13%, 1/15/19	3,970,000	4,004,738
5.17%, 7/15/19	4,075,000	4,122,637
Inglewood California Pension Funding Revenue Bonds:
4.79%, 9/1/11	235,000	233,832
4.82%, 9/1/12	250,000	247,960
4.90%, 9/1/13	260,000	258,274
4.94%, 9/1/14	275,000	273,168
4.95%, 9/1/15	285,000	282,632
Kalamazoo Michigan Building Authority GO Bonds,
5.00%, 10/1/20	730,000	727,708
Kansas City Missouri Airport Revenue Bonds,
5.125%, 9/1/17	4,485,000	4,535,232
Long Beach California Building Finance Authority Revenue Bonds:
5.34%, 8/1/35	5,000,000	4,937,850
5.44%, 8/1/40	5,000,000	4,918,250
Maryland State Health and Higher Educational Facilities
Authority Revenue VRDN, 3.85%, 1/1/28 (r)	1,740,000	1,740,000
Metropolitan Washington DC Airport Authority System
Revenue Bonds:
5.59%, 10/1/25	2,785,000	2,866,684
5.69%, 10/1/30	2,835,000	2,886,285
Miami Beach Florida Redevelopment Agency Tax
Increment Revenue Bonds:
5.11%, 12/1/18	2,730,000	2,698,905
5.17%, 12/1/19	2,880,000	2,839,997
5.20%, 12/1/20	3,630,000	3,581,031
Mississippi State Development Bank SO Revenue Bonds:
5.04%, 6/1/20, Project A	1,940,000	1,892,722
5.04%, 6/1/20, Project B	990,000	965,874
Missouri State Higher Education Loan Authority Revenue Bonds:
3.74%, 9/1/43 (r)	3,050,000	3,050,000
3.75%, 5/1/44 (r)	2,500,000	2,500,000
Montgomery County Alabama Cancer Center LLC
VRDN, 3.88%, 10/1/12 (r)	2,560,000	2,560,000
New York State Sales Tax Asset Receivables Corp. Revenue Bonds:
3.60%, 10/15/08	1,500,000	1,458,720
4.06%, 10/15/10	1,000,000	972,250

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Northwest Washington Electric Energy Revenue Bonds:
4.06%, 7/1/09	$1,150,000	$1,124,999
4.49%, 7/1/11	2,500,000	2,463,125
Oceanside California Pension Obligation Revenue Bonds:
4.95%, 8/15/16	2,215,000	2,209,352
5.14%, 8/15/18	2,760,000	2,749,540
5.20%, 8/15/19	3,070,000	3,066,807
5.25%, 8/15/20	3,285,000	3,289,796
Oregon School Boards Association GO Bonds,
Zero Coupon, 6/30/06	7,585,000	7,345,314
Philadelphia Pennsylvania IDA Revenue Bonds,
Zero Coupon, 4/15/19	3,375,000	1,679,872
Philadelphia Pennsylvania School District GO Bonds,
5.09%, 7/1/20	7,990,000	7,875,343
Rio Rancho New Mexico Event Center Revenue Bonds,
5.00%, 6/1/20	3,260,000	3,216,446
San Jose California Redevelopment Agency Tax Allocation Bonds:
5.10%, 8/1/20	3,960,000	3,907,055
5.46%, 8/1/35	5,300,000	5,174,549
Schenectady New York Metroplex Development Authority Revenue
Bonds, 5.30%, 8/1/28	3,755,000	3,623,199
Schenectady New York Metroplex Development Authority Revenue
VRDN, 3.84%, 8/1/28 (r)	1,600,000	1,600,000
South Carolina Medical University Hospital Authority Facilities
Revenue Bonds:
5.33%, 2/15/18	6,340,000	6,474,408
5.38%, 2/15/19	5,685,000	5,813,424
St. Paul Minnesota Housing and Redevelopment Authority Revenue
VRDN, 3.84%, 3/1/18 (r)	900,000	900,000
Taylor County Kentucky Tax Notes VRDN, 3.88%, 1/1/19 (r)	3,015,000	3,015,000
Tennessee State Educational Funding of the South, Inc.
Revenue Bonds:
3.80%, 12/1/35 (r)	4,100,000	4,100,000
3.70%, 12/1/35 (r)	6,050,000	6,050,000
3.801%, 6/1/38 (r)	2,000,000	2,000,000
University of Central Florida COPs:
5.125%, 10/1/20	2,750,000	2,678,417
5.375%, 10/1/35	14,980,000	14,440,271
Utah State Housing Corp. Military Housing Revenue Bonds:
5.392%, 7/1/50	11,735,000	11,593,359
5.442%, 7/1/50	3,990,000	3,942,080
Vermont State Student Assistance Corp. Educational
Loans Revenue Bonds:
3.79%, 12/15/36 (r)	5,000,000	5,000,000
3.82%, 12/15/36 (r)	3,750,000	3,750,000
3.85%, 12/15/38 (r)	10,000,000	10,000,000

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Vigo County Indiana Industrial Redevelopment Authority Revenue
Bonds, 5.30%, 2/1/21	$2,750,000	$2,712,903
West Contra Costa California Unified School District COPs:
5.03%, 1/1/20	3,190,000	3,141,927
5.15%, 1/1/24	3,630,000	3,549,886
Wilkes-Barre Pennsylvania GO Bonds:
5.28%, 11/15/19	1,715,000	1,717,555
5.48%, 11/15/24	4,435,000	4,448,349

Total Taxable Municipal Obligations (Cost $309,076,877)		308,528,211

U.S. Government Agencies
And Instrumentalities - 4.8%
Central American Bank For Economic Integration AID Bonds,
Guaranteed by the United States Agency of International
Development, 6.79%, 10/1/10	4,416,804	4,597,716
Federal Home Loan Bank Discount Notes, 10/3/05	166,500,000	166,470,863
Freddie Mac, Step coupon, 4.10% to 1/09, 5.80% thereafter
to 1/28/14 (r)	5,000,000	4,864,050
Ginnie Mae, 11.00%, 10/15/15	642	710

Total U.S. Government Agencies and Instrumentalities
(Cost $176,110,243)		175,933,339

U.S. Treasury - 12.8%
United States Treasury Bonds, 5.375%, 2/15/31	31,324,000	35,087,892
United States Treasury Notes:
3.625%, 6/30/07	12,000,000	11,883,720
4.00%, 8/31/07	10,100,000	10,063,741
4.125%, 8/15/08	4,300,000	4,293,292
3.625%, 6/15/10	2,660,000	2,592,250
3.875%, 7/15/10	11,610,000	11,430,393
4.125%, 8/15/10	10,250,000	10,200,390
3.875%, 9/15/10	57,795,000	56,973,155
5.00%, 2/15/11	2,207,000	2,288,725
4.00%, 2/15/15	110,000	107,095
4.125%, 5/15/15	3,969,000	3,900,773
4.25%, 8/15/15	322,951,000	320,932,556

Total U.S. Treasury (Cost $471,372,636)		469,753,982

	Principal
Repurchase Agreements - 0.4%	Amount	Value
State Street Bank Repurchase Agreement, 2.85%, 10/3/05	$16,400,000	$16,400,000
(Repurchase proceeds $16,403,895)
Collateral (total market value $16,893,941):
($5,938,800 U.S. Treasury Notes, 3.125%, 4/15/09)
($3,297,481 U.S. Treasury Notes, 3.625%, 7/15/09)
($2,026,300 U.S. Treasury Notes, 6.50%, 2/15/10)
($1,393,775 U.S. Treasury Bonds, 9.25%, 2/15/16)
($460,779 U.S. Treasury Bonds, 7.25%, 11/15/16)
($3,776,806 U.S. Treasury Bonds, 8.875, 8/15/17)

Total Repurchase Agreements (Cost $16,400,000)		16,400,000

Equity Securities - 4.5%	Shares
BAC Capital Trust VIII, Preferred	798,600	19,465,875
Conseco, Inc.:
Preferred	1,077,900	28,823,046
Warrants (strike price $27.60/share, expires 9/10/08)*	4,955	13,925
First Republic Preferred Capital Corp., Preferred (e)	6,050	6,655,000
Ford Motor Co. Capital Trust II, Preferred	106,200	3,870,990
ING Groep NV, Preferred	149,600	3,721,300
JP Morgan Chase Capital XVI, Preferred	270,000	6,787,800
Manitoba Telecom Services, Inc.	8,310	346,873
MFH Financial Trust I, Preferred (e)	400,000	39,600,000
Richmond County Capital Corp., Preferred (e)	75	7,537,500
Roslyn Real Estate Asset Corp., Preferred	222	22,200,000
WoodBourne Pass-Through Trust, Preferred (e)	258	25,767,750

Total Equity Securities (Cost $163,458,160)		164,790,059

TOTAL INVESTMENTS (Cost $3,655,504,445) - 98.4%		3,612,440,401
Other assets and liabilities, net - 1.6%		58,756,921
Net Assets - 100%		$3,671,197,322

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par shares authorized:
Class A: 174,799,971 shares outstanding		$2,981,899,131
Class B: 20,389,714 shares outstanding		344,615,280
Class C: 16,801,545 shares outstanding		284,214,103
Class I: 3,644,145 shares outstanding		61,136,525
Undistributed net investment income		1,364,215
Accumulated net realized gain (loss) on investments		40,786,523
Net unrealized appreciation (depreciation) on investments		(42,818,455)

Net Assets		$3,671,197,322

Net Asset Value Per Share
Class A (based on net assets of $2,976,466,183)		$17.03
Class B (based on net assets of $346,828,919)		$17.01
Class C (based on net assets of $285,889,047)		$17.02
Class I (based on net assets of $62,013,173)		$17.02

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Sold:
U.S. Treasury Bonds	88	12/05	10,067,750	$119,075
5 Year U.S. Treasury Notes	288	12/05	30,775,500	100,337
10 Year U.S. Treasury Notes	73	12/05	8,024,297	26,114
Total Sold				$245,526

* Non-income producing security.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(m) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rae at period end.

Abbreviations:

COPs: Certificates of Participation
GO: General Obligation
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited partnership
LLP: Limited Liability Partnership
MFH: Multi-Family Housing
SO: Special Obligation
VRDN: Variable Rate Demand Note
See notes to financial statements.

Statement of Operations
Year Ended September 30, 2005
Net Investment Income
Investment Income:
Interest income	$140,820,136
Dividend income (net of foreign taxes withheld of $23,627)	9,457,354
Total investment income	150,277,490

Expenses:
Investment advisory fee	12,879,380
Administrative fees	9,638,037
Transfer agency fees and expenses	6,843,775
Distribution plan expenses:
Class A	6,552,784
Class B	3,627,246
Class C	2,556,503
Trustees' fees and expenses	198,315
Custodian fees	318,250
Registration fees	176,769
Reports to shareholders	573,977
Professional fees	57,115
Accounting fees	121,440
Miscellaneous	112,735
Total expenses	43,656,326
Fees paid indirectly	(183,379)
Net expenses	43,472,947
Net Investment Income	106,804,543

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	39,116,274
Foreign currency transactions	2,772
Futures	7,890,804
47,009,850
Change in unrealized appreciation (depreciation) on:
Investments and foreign currency transactions	(29,912,197)
Futures	(1,179,135)
(31,091,332)

Net Realized and Unrealized Gain
(Loss)	15,918,518

Increase (Decrease) in Net Assets
Resulting From Operations	$122,723,061

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$106,804,543	$77,484,768
Net realized gain (loss)	47,009,850	83,662,454
Change in unrealized appreciation (depreciation)	(31,091,332)	8,435,085

Increase (Decrease) in Net Assets
Resulting From Operations	122,723,061	169,582,307

Distributions to shareholders from
Net investment income:
Class A Shares	(88,121,717)	(62,821,665)
Class B Shares	(9,450,632)	(9,126,492)
Class C Shares	(6,801,026)	(5,240,461)
Class I Shares	(2,464,298)	(2,170,163)
Net realized gain:
Class A Shares	(61,213,775)	(80,172,453)
Class B Shares	(9,320,599)	(16,996,885)
Class C Shares	(6,053,091)	(9,198,730)
Class I Shares	(1,762,206)	(2,516,411)
Total distributions	(185,187,344)	(188,243,260)

Capital share transactions:
Shares sold:
Class A Shares	1,240,299,896	1,081,955,572
Class B Shares	32,123,271	47,395,468
Class C Shares	101,040,637	85,152,227
Class I Shares	13,532,739	18,245,262
Reinvestment of distributions:
Class A Shares	112,473,260	106,928,026
Class B Shares	12,851,904	16,938,457
Class C Shares	7,060,721	7,296,294
Class I Shares	4,226,504	3,501,845
Redemption fees:
Class A Shares	51,059	36,682
Class B Shares	6	--
Class C Shares	575	--
Shares redeemed:
Class A Shares	(637,048,837)	(540,198,712)
Class B Shares	(64,516,330)	(56,419,171)
Class C Shares	(49,365,585)	(53,438,326)
Class I Shares	(22,025,539)	(8,358,173)
Total capital share transactions	750,704,281	709,035,451

Total Increase (Decrease) in Net Assets	688,239,998	690,374,498

Net Assets
Beginning of year	2,982,957,324	2,292,582,826
End of year (including undistributed net investment income of $1,364,215 and $941,467, respectively.)	$3,671,197,322	$2,982,957,324

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2005	2004
Shares sold:
Class A Shares	72,478,531	62,633,479
Class B Shares	1,877,875	2,739,955
Class C Shares	5,910,130	4,927,220
Class I Shares	790,130	1,054,863
Reinvestment of distributions:
Class A Shares	6,600,180	6,233,736
Class B Shares	755,142	988,564
Class C Shares	414,830	425,810
Class I Shares	248,016	204,110
Shares redeemed:
Class A Shares	(37,282,050)	(31,327,903)
Class B Shares	(3,776,524)	(3,274,953)
Class C Shares	(2,889,030)	(3,097,586)
Class I Shares	(1,295,692)	(486,398)
Total capital share activity	43,831,538	41,020,897

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Income Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund offers four classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end sales charge and have a lower expense ratio than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principle market in which such securities are normally traded. If events occur after the close of the principle market in which foreign securities are traded, and before the Fund's net asset value determination, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2005, no securities were fair valued in good faith under the direction of the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of hedging interest rate risk. Any short sales are "covered" with an equivalent amount of high-quality, liquid securities.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within five days for Class I shares). The redemption fee is paid to the Fund, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a annual fee, payable monthly based on the following annual rates of average daily net assets: .40% on the first $2 billion, and .375% over $2 billion. Under the terms of the agreement, $1,166,333 was payable at year end. In addition, $544,265 was payable at year end for operating expenses paid by the Advisor during September 2005.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Classes A, B, and C shares pay an annual rate of .30% on the first $3 billion and 0.25% over $3 billion. Class I shares pay an annual rate of .10%, based on their average daily net assets. Under the terms of the agreement, $863,236 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, B and C shares, allow the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50%, 1.00% and 1.00% annually of the Fund's average daily net assets of Class A, B and C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $1,127,309 was payable at year end.

The Distributor received $649,103 as its portion of commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2005.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $610,672 for the year ended September 30, 2005. Under the terms of the agreement, $50,789, was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $25,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $6,512,938,199 and $6,106,857,519, respectively. U.S. Government security purchases and sales were $16,154,047,522 and $15,804,516,454, respectively.

The cost of investments owned at September 30, 2005 for federal income tax purposes was $3,663,116,631. Net unrealized depreciation aggregated $50,676,230, of which $37,780,292 related to appreciated securities and $88,456,522 related to depreciated securities.

The tax character of dividends and distributions paid during the years ended September 30, 2005, and September 30, 2004 were as follows:

Distributions paid from:	2005	2004
Ordinary income	$133,600,933	$165,766,276
Long term capital gain	51,586,411	22,476,984
Total	$185,187,344	$188,243,260

As of September 30, 2005, the components of distributable earnings/(accumulated losses) on a tax basis were as follows

Undistributed ordinary income	$12,658,007
Undistributed long-term capital gain	37,350,443
Unrealized appreciation (depreciation)	(50,676,230)
($667,780)

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. The primary differences causing such reclassifications are due to the recharacterization of distributions and the tax treatment of the currency gains and losses, asset-backed securities and tax-exempt income.

Undistributed net investment income	$455,878
Accumulated net realized gain (loss)	(803,735)
Paid in capital	347,857

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales and the tax treatment of Section 1256 contracts.

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2005, such purchase and sales transactions were $455,914,165 and $472,198,622, respectively. The sales transactions resulted in a net realized loss of $16,682 to the Fund.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2005. For the year ended September 30, 2005, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$233,460	3.26%	$18,790,385	December 2004

Tax Information (Unaudited)

The Fund designates $51,586,411 as 15%-rate capital gain dividends paid during fiscal year ended September 30, 2005.

For corporate shareholders of the Fund, a total of 7.39% of the ordinary distributions paid during fiscal year ending September 30, 2005 qualify for the corporate dividends received deduction; whereas, 7.52% of the ordinary distributions paid have been identified as qualified dividend income.

Financial Highlights
	Years Ended
	September 30,	September 30,
Class A Shares	2005	2004
Net asset value, beginning	$17.37	$17.53
Income from investment operations
Net investment income	.57	.53
Net realized and unrealized gain	.09	.65
Total from investment operations	.66	1.18
Distributions from
Net investment income	(.57)	(.54)
Net realized gain	(.43)	(.80)
Total distributions	(1.00)	(1.34)
Total increase (decrease) in net asset value	(.34)	(.16)
Net asset value, ending	$17.03	$17.37

Total return*	3.95%	7.03%
Ratios to average net assets: A
Net investment income	3.36%	3.08%
Total expenses	1.20%	1.21%
Expenses before offsets	1.20%	1.21%
Net expenses	1.19%	1.20%
Portfolio turnover	742%	824%
Net assets, ending (in thousands)	$2,976,466	$2,309,621

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2003	2002	2001
Net asset value, beginning	$16.14	$17.48	$16.66
Income from investment operations
Net investment income	.79	1.03	1.14
Net realized and unrealized gain (loss)	1.48	(.71)	.98
Total from investment operations	2.27	.32	2.12
Distributions from
Net investment income	(.78)	(1.04)	(1.14)
Net realized gain	(.10)	(.62)	(.16)
Total distributions	(.88)	(1.66)	(1.30)
Total increase (decrease) in net asset value	1.39	(1.34)	.82
Net asset value, ending	$17.53	$16.14	$17.48

Total return*	14.51%	1.93%	13.31%
Ratios to average net assets: A
Net investment income	4.69%	6.21%	6.66%
Total expenses	1.21%	1.12%	1.10%
Expenses before offsets	1.21%	1.12%	1.10%
Net expenses	1.21%	1.11%	1.08%
Portfolio turnover	1,046%	1,540%	2,645%
Net assets, ending (in thousands)	$1,673,699	$1,490,514	$945,671

Financial Highlights

	Years Ended
	September 30,	September 30,
Class B Shares	2005	2004
Net asset value, beginning	$17.35	$17.52
Income from investment operations
Net investment income	.45	.41
Net realized and unrealized gain (loss)	.09	.64
Total from investment operations	.54	1.05
Distributions from
Net investment income	(.45)	(.42)
Net realized gain	(.43)	(.80)
Total distributions	(.88)	(1.22)
Total increase (decrease) in net asset value	(.34)	(.17)
Net asset value, ending	$17.01	$17.35

Total return*	3.22%	6.20%
Ratios to average net assets: A
Net investment income	2.60%	2.37%
Total expenses	1.94%	1.95%
Expenses before offsets	1.94%	1.95%
Net expenses	1.93%	1.93%
Portfolio turnover	742%	824%
Net assets, ending (in thousands)	$346,829	$373,648

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2003	2002	2001
Net asset value, beginning	$16.13	$17.47	$16.66
Income from investment operations
Net investment income	.66	.89	1.00
Net realized and unrealized gain (loss)	1.48	(.71)	.98
Total from investment operations	2.14	.18	1.98
Distributions from
Net investment income	(.65)	(.90)	(1.01)
Net realized gain	(.10)	(.62)	(.16)
Total distributions	(.75)	(1.52)	(1.17)
Total increase (decrease) in net asset value	1.39	(1.34)	.81
Net asset value, ending	$17.52	$16.13	$17.47

Total return*	13.67%	1.14%	12.38%
Ratios to average net assets: A
Net investment income	3.94%	5.42%	5.74%
Total expenses	1.94%	1.94%	1.93%
Expenses before offsets	1.94%	1.94%	1.93%
Net expenses	1.94%	1.93%	1.91%
Portfolio turnover	1,046%	1,540%	2,645%
Net assets, ending (in thousands)	$369,355	$321,562	$144,580

Financial Highlights

	Years Ended
	September 30,	September 30,
Class C Shares	2005	2004
Net asset value, beginning	$17.35	$17.52
Income from investment operations
Net investment income	.45	.41
Net realized and unrealized gain (loss)	.10	.64
Total from investment operations	.55	1.05
Distributions from
Net investment income	(.45)	(.42)
Net realized gain	(.43)	(.80)
Total distributions	(.88)	(1.22)
Total increase (decrease) in net asset value	(.33)	(.17)
Net asset value, ending	$17.02	$17.35

Total return*	3.29%	6.23%
Ratios to average net assets: A
Net investment income	2.66%	2.39%
Total expenses	1.91%	1.92%
Expenses before offsets	1.91%	1.92%
Net expenses	1.90%	1.91%
Portfolio turnover	742%	824%
Net assets, ending (in thousands)	$285,889	$231,952

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2003	2002	2001
Net asset value, beginning	$16.13	$17.47	$16.67
Income from investment operations
Net investment income	.67	.89	.98
Net realized and unrealized gain (loss)	1.48	(.71)	.95
Total from investment operations	2.15	.18	1.93
Distributions from
Net investment income	(.66)	(.90)	(.97)
Net realized gain	(.10)	(.62)	(.16)
Total distributions	(.76)	(1.52)	(1.13)
Total increase (decrease) in net asset value	1.39	(1.34)	.80
Net asset value, ending	$17.52	$16.13	$17.47

Total return*	13.72%	1.09%	12.09%
Ratios to average net assets: A
Net investment income	3.98%	5.40%	5.32%
Total expenses	1.89%	1.97%	2.09%
Expenses before offsets	1.89%	1.97%	2.09%
Net expenses	1.88%	1.96%	2.06%
Portfolio turnover	1,046%	1,540%	2,645%
Net assets, ending (in thousands)	$194,686	$159,007	$38,185

Financial Highlights

	Years Ended
	September 30,	September 30,
Class I Shares	2005	2004
Net asset value, beginning	$17.36	$17.53
Income from investment operations
Net investment income	.69	.64
Net realized and unrealized gain	.09	.64
Total from investment operations	.78	1.28
Distributions from
Net investment income	(.69)	(.65)
Net realized gain	(.43)	(.80)
Total distributions	(1.12)	(1.45)
Total increase (decrease) in net asset value	(.34)	(.17)
Net asset value, ending	$17.02	$17.36

Total return*	4.66%	7.65%
Ratios to average net assets: A
Net investment income	3.98%	3.74%
Total expenses	.55%	.56%
Expenses before offsets	.55%	.56%
Net expenses	.55%	.56%
Portfolio turnover	742%	824%
Net assets, ending (in thousands)	$62,013	$67,736

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2003	2002	2001
Net asset value, beginning	$16.13	$17.46	$16.63
Income from investment operations
Net investment income	.89	1.06	1.22
Net realized and unrealized gain (loss)	1.49	(.66)	.97
Total from investment operations	2.38	.40	2.19
Distributions from
Net investment income	(.88)	(1.11)	(1.20)
Net realized gain	(.10)	(.62)	(.16)
Total distributions	(.98)	(1.73)	(1.36)
Total increase (decrease) in net asset value	1.40	(1.33)	.83
Net asset value, ending	$17.53	$16.13	$17.46

Total return*	15.31%	2.46%	13.81%
Ratios to average net assets: A
Net investment income	5.22%	6.70%	7.40%
Total expenses	.57%	.61%	.68%
Expenses before offsets	.57%	.61%	.68%
Net expenses	.56%	.60%	.66%
Portfolio turnover	1,046%	1,540%	2,645%
Net assets, ending (in thousands)	$54,842	$33,782	$14,311

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Date of Birth	Fund	Date	During Last 5 Years	Overseen	Directorships
INDEPENDENT TRUSTEES
RICHARD L. BAIRD, JR. AGE: 57	Trustee	1976	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services.	21
FRANK H. BLATZ, JR., Esq. AGE: 70	Trustee	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
DOUGLAS E. FELDMAN, M.D. AGE: 57	Trustee	1982	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
PETER W. GAVIAN, CFA, ASA AGE: 72	Trustee	1980	Since 1976, President of Corporate Finance of Washington, Inc., a business appraisal firm. He is a Chartered Financial Analyst and an Accredited senior appraiser (business evaluation).	12
JOHN GUFFEY, JR. AGE: 57	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm (inactive as of 2003). President, Aurora Press, Inc., 2002.	23	Ariel Funds (3) Calvert Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 59	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation The community Foundation for the National Capital Region
ARTHUR J. PUGH AGE: 68	Trustee	1982	Retired executive.	26	Acacia Federal Savings Bank
INTERESTED TRUSTEES
BARBARA J. KRUMSIEK AGE: 53	Trustee & President	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
DAVID R. ROCHAT AGE: 68	Trustee & Senior Vice President	1980	Executive Vice President of Calvert Asset Management Company, Inc. and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc.
D. WAYNE SILBY, Esq. AGE: 57	Trustee & Chair	1976	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm. (inactive as of 2003)	26	Ameritas Acacia Mutual Holding Company Calvert Foundation Grameen Foundation USA GroupServe Foundation
OFFICERS
KAREN BECKER Age: 52	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 41	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.

IVY WAFFORD DUKE, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI AGE: 46	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 32	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to working at Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 55	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 55	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 40	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 35	Assistant Vice President & Assistant Secretary	2002

Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2003, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

JANE B. MAXWELL Esq. AGE: 53	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
CATHERINE P. ROY AGE: 49	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 58	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 53	Treasurer	1979	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 44	Fund Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Rochat is an interested person of the Fund since he is an officer and director of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Income Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's
Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund
California Limited-Term Municipal Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Calvert
Investments that make a difference

E-Delivery Sign-up -- details inside

September 30, 2005
Annual Report
Calvert Short Duration
Income Fund

Calvert
Investments that make a difference

An Ameritas Acacia Company

=====================================================

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President's Letter
1

Portfolio Management Discussion
4

Shareholder Expense Example
8

Report of Independent Registered Public Accounting Firm
10

Schedule of Investments
11

Statement of Assets and Liabilities
17

Statement of Operations
18

Statements of Changes in Net Assets
19

Notes to Financial Statements
21

Financial Highlights
26

Explanation of Financial Tables
29

Proxy Voting and Availability of Quarterly Portfolio Holdings
31

Trustee and Officer Information Table
32

Dear Shareholder:

The ongoing challenges to our markets and economy from steeply escalating energy prices, the ongoing war in Iraq and rising interest rates were exacerbated in the most recent quarter by the devastating effects of Katrina, Rita and Wilma. Calvert responded to these events both with humanitarian and financial assistance and by crafting the "Katrina Principles" (learn more at www.calvert.com) that serve as guidelines to support sustainable rebuilding in the Gulf region.

Despite the difficult environment, the economy and fixed-income markets have shown strength over the past 12 months. Money market funds provided higher yields, in step with Federal Reserve short-term rate increases. The Fed has continued its policy of quarter-point rate increases since June 2004, steadily raising rates to offset potential inflation. Despite higher short-term rates, however, yields on intermediate- and long-term bond funds generally remained flat, generating positive returns from income and price appreciation. Of course, typically, as interest rates rise, bond prices--and the value of bond funds--decline. As a result, many bond fund investors wonder whether this trend can continue and where the market is headed over the next year.

Confidence in our Fixed-Income Strategy

While no one can answer this question definitively, we believe that during challenging times such as these it's wise to stay the course with a long-term, diversified asset allocation strategy. We believe, and we think your advisor would agree, that bond funds are an essential element of any diversified portfolio, providing a stabilizing anchor to historically more volatile stock funds.

Calvert's expertise in the fixed-income markets spans nearly 30 years, covering virtually every type of interest-rate environment. Over this period, our management team has refined its investment process that includes four key strategic components, which we refer to collectively as FourSight.TM This flexible process for seeking solid investments in any type of market includes: managing duration, monitoring the yield curve, optimizing sector allocation, and analyzing credit quality.

From short to long, Calvert's fixed income funds follow this disciplined FourSight approach. Indeed, the combination of solid performance and fixed-income management expertise has attracted media attention for Calvert's investment strategies in Barron's, the Los Angeles Times, Dow Jones Newswires and Standard & Poor's.1

Calvert Initiatives

This year we've pursued a number of important initiatives: adding to our family of funds; advancing our compliance and regulatory oversight; and expanding our public commitment in areas such as board diversity and the empowerment of women in business through our year-old Calvert Women's Principles. In addition, for the first time we underwrote a four-part series for public television, "The New Heroes," which highlights the work of leading social entrepreneurs--talented individuals who exemplify the "power of one" to drive positive social change in their communities. At Calvert, we remain committed to making a difference through our specialized investment management approach and our leadership on issues of importance to the communities we serve.

Advancing Our Regulatory Oversight

As you may be aware, 2004 was a significant year for mutual fund industry reform, which continues in 2005. The SEC issued new regulations for mutual fund companies on many fronts, governing codes of ethics, compliance programs, and disclosure requirements.

To further strengthen our compliance operations, we've restructured our Compliance Department, adding several positions and promoting Karen Becker, a Calvert veteran of 19 years, to Chief Compliance Officer for Calvert Funds. Formerly Senior Vice President of Client Services, Karen has overall compliance responsibility for the Funds and will develop and administer Fund policies and procedures designed to prevent violation of federal securities laws.

A Long-Term, Disciplined Outlook

We believe our disciplined investment process -- which includes an emphasis on diversified portfolios -- can lead to lower risk and competitive long-term performance relative to our peers. Of course, we recommend the same long-term, diversified and disciplined approach to our shareholders.

Calvert encourages you to work with a financial professional, who can provide important insights into investment markets and personal financial planning, as well as the guidance to create and maintain a thoughtful investment strategy.

As Calvert enters its 30th anniversary year, I'd like to thank you for your continued confidence in our investment products, and we look forward to serving you in the year ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2005

1. Dow Jones Newswires, "OFF THE RUN: Gun-Shy Bond Fund Managers Play It Safe," July 13, 2005; Los Angeles Times, "Bonds Help Hold the Line," July 8, 2005; Standard & Poor's, "High-Quality Bond Funds - Mid Year 2005 Review," July 1, 2005.

Portfolio Management Discussion

Gregory Habeeb
Senior Portfolio Manager

Matt Nottingham, CFA
Portfolio Manager

of Calvert Asset Management Company

Performance

Calvert Short Duration Income Fund Class A shares at NAV produced a total return of 3.25% for the 12-month reporting period ended September 30, 2005. The benchmark Lehman 1-5 Year Credit Index returned 1.19% for the same period.

Investment Climate

Over the reporting period, the Federal Reserve's Open Market Committee (FOMC) raised the target Fed funds rate at each of its eight scheduled meetings. By the end of the period, the rate stood at 3.75%. Money-market interest rates, including that on the three-month Treasury bill, rose in response to these hikes.1 Confounding our expectations and those of most of the market, though, was the fact that there was virtually no increase in long-term interest rates over the reporting period. The 10-year Treasury yield moved slightly higher, to 4.34%. The 30-year fixed-rate mortgage rate rose from 5.19% to 5.91%.

The U.S. economy continued its pace of steady growth at 3.5% annualized, as measured by GDP (gross domestic product), over the first three quarters of the reporting period.2 Payroll growth was solid, averaging 193,000 new jobs monthly. Inflation rose with the headline CPI (consumer price index), up 3.6%. Core inflation, which excludes volatile food and energy prices, increased 2.1%.3 Rising inflation led the FOMC to consistently address the topic of inflation in its regular monetary policy statements.

Portfolio Strategy

Our strategy reflects Calvert's FourSightTM management process, which seeks to deliver competitive results even during difficult markets. With this four-step process, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

As the FOMC continued to raise short-term rates, and as longer-term bond yields declined, the difference between yields on two-year Treasury notes and 10-year Treasury notes compressed, in what is known as a yield-curve flattening. The Fund was positioned to take advantage of this flattening, with a relative overweight to longer-maturity bonds and an underweight to bonds with shorter maturities. This strategy was a strong driver of performance into the first quarter of 2005, when we felt that most of the spread compression had been realized. For a short period during the summer, the Fund was positioned to take advantage of yet more compression between long- and short-term rates.

The Fund's short-duration strategy detracted from performance over the reporting period. While we correctly anticipated higher short-term rates, we did not expect the rally we saw in longer-term rates.

From a sector perspective, the Fund benefited from its significant exposure to floating-rate bonds. Interest rates for these bonds adjust based on short-term indices, which typically reset monthly or quarterly. As the FOMC lifted short-term rates, the increase in rates on our floating-rate bonds helped performance.

The Fund had a high-quality bias for the entire period, given the very low additional yield being paid for holding lower-quality bonds. This strategy hurt performance in the first half of the period, but for the full period was an overall positive for returns. An exception to this pattern were high-yield bonds, which outpaced all other credit sectors as investors continued to stretch for yield. The Fund's allocation to high-yield bonds was a positive contributor to performance.

The Fund had exposure to both General Motors and Ford when their credit ratings dropped in early 2005, negatively affecting Fund performance. Their eventual downgrade to non-investment grade roiled the bond markets and caused a sharp drop in the value of GM and Ford bonds. We reduced the Fund's exposure to auto stocks and are now underweight to this industry given the uncertainty surrounding both companies.

Outlook

Monetary policy is currently focused on restoring the target Fed funds rate to a more neutral level, i.e., neither overly accommodative nor overly restrictive. We believe the Fed funds target rate will eventually reach a minimum of 4% and would not be surprised to see it at 4.5% or more in 2006. As a result, we expect the FOMC to continue its campaign of steady rate hikes unless the economy shows signs of great strain.

Of course, much will depend on what the economic data indicate about the state of the economy going forward, especially in light of the Gulf Coast hurricanes this year. While the immediate impact of the hurricanes on the economy is difficult to assess, recent post-hurricane economic data show a pickup in manufacturing in September. High energy costs may restrain production temporarily, but we have seen the manufacturing sector continue to expand for more than two years.

Looking ahead, we are confident our four-tiered FourSightTM strategy can continue to uncover attractive investment opportunities for the Fund. We will continue to position the Fund defensively in view of rising interest rates, to monitor the yield curve, and to slightly expand our position with regard to credit quality.

October 2005

1. The three-month Treasury bill yield rose 1.84 percentage points to 3.55%.

2. The third quarter 2005 GDP had not been released at the time of this writing.

3. Payrolls and CPI data available through August 2005.

As of September 30, 2005, the following companies represented the following percentages of Fund net assets: General Motors 0.00% and Ford 0.08%. All holdings are subject to change without notice.

Portfolio Statistics
September 30, 2005

Investment Performance
(total return at NAV)

	6 Months	12 Months
	ended	ended
	9/30/05	9/30/05
Class A	2.08%	3.25%
Class C	1.66%	2.32%
Class I	2.30%	3.72%
Lehman 1-5 Year Credit Index**	1.72%	1.19%
Lipper Short Investment Grade Debt Funds Avg.***	1.28%	1.46%

Maturity Schedule

Weighted Average
9/30/05	9/30/04
4 years	3 years

SEC Yields

	30 days ended
	9/30/05	9/30/04
Class A	3.32%	2.06%
Class C	2.55%	1.25%
Class I	3.88%	2.59%

	% of total
Economic Sectors	investments
Asset Backed Securities	10.2%
Bank	9.1%
Brokerages	5.8%
Financial Services	18.0%
Industrial	12.7%
Industrial - Finance	0.7%
Insurance	1.6%
Municipal Obligations	19.0%
Real Estate Investment Trusts	1.4%
Special Purpose	4.3%
Transportation	1.0%
U.S. Government	4.8%
U.S. Govt. Agency Obligations	2.0%
Utilities	9.4%
	100%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

** Source: Lehman Brothers, Inc.

*** Source: Lipper Analytical Services, Inc.

Portfolio Statistics
September 30, 2005

Average Annual Total Returns
(with max. load)
Class A Shares
One year	0.36%
Since inception	6.19%
(1/31/02)

Class C Shares
One year	1.32%
Since inception	4.55%
(10/1/02)

Class I Shares
One year	3.65%
Since inception	6.81%
(2/26/02)

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 2.75%. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another Class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges; redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2005 to September 30, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/05	9/30/05	4/1/05 - 9/30/05
Class A
Actual	$1,000.00	$1,020.80	$5.47
Hypothetical	$1,000.00	$1,019.65	$5.47
(5% return per
year before expenses)
Class C
Actual	$1,000.00	$1,016.60	$9.82
Hypothetical	$1,000.00	$1,015.33	$9.81
(5% return per
year before expenses)
Class I
Actual	$1,000.00	$1,023.00	$3.24
Hypothetical	$1,000.00	$1,021.87	$3.24
(5% return per
year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.08%, 1.94% and 0.64% for Class A, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/365.

Report of Independent Registered Public Accounting Firm

The Board of Trustees of The Calvert Fund and Shareholders of Calvert Short Duration Income Fund:

We have audited the accompanying statement of assets and liabilities of the Calvert Short Duration Income Fund, a series of The Calvert Fund, including the portfolio of investments, as of September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the three year period then ended and the period from January 31, 2002 (inception) through September 30, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and broker. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Short Duration Income Fund as of September 30, 2005 and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the three year period then ended and the period from January 31, 2002 (inception) through September 30, 2002, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, PA
November 17, 2005

Schedule of Investments
September 30, 2005

	Principal
Corporate Bonds - 68.8%	Amount	Value
ACLC Business Loan Receivables Trust:
7.385%, 8/15/20 (e)	$500,000	$425,947
4.418%, 10/15/21 (e)(r)	787,001	753,264
Agfirst Farm Credit Bank:
8.393%, 12/15/16 (r)	145,000	164,829
7.30%, 10/14/49 (e)	1,000,000	1,012,850
Alliance Mortgage Investments, 11.08%, 6/1/10 (r)	393,333	393,333
American Electric Power Co., Inc., 4.709%, 8/16/07 (r)	1,000,000	998,070
Ames True Temper, Inc., 10.00%, 7/15/12	525,000	413,437
APL Ltd., 8.00%, 1/15/24	150,000	153,937
Army Hawaii Family Housing Trust Certificates,
4.196%, 6/15/50 (e)(r)	5,000,000	5,000,000
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)	350,000	226,625
Atmos Energy Corp., 3.974%, 10/15/07 (r)	1,000,000	999,730
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	695,000	802,058
AXA Equitable Life Insurance Co., 6.95%, 12/1/05 (e)	100,000	100,388
BAE Systems Asset Trust, 6.664%, 9/15/13 (e)	1,259,083	1,349,435
BAE Systems Holdings, Inc., 4.05%, 8/15/08 (e)(r)	4,000,000	3,997,960
Banco Santander Chile, 4.148%, 12/9/09 (e)(r)	1,500,000	1,499,250
Bear Stearns Co's, Inc., 4.389%, 10/28/14 (r)	1,000,000	1,003,932
BF Saul, 7.50%, 3/1/14	500,000	516,250
BNP US Funding LLC, 7.738%, 12/31/49 (e)(r)	115,000	121,606
Brascan Corp., 7.125%, 6/15/12	750,000	831,653
Caesars Entertainment, Inc., 7.875%, 12/15/05	250,000	251,562
Capital One Financial Corp., 4.738%, 5/17/07	1,000,000	999,360
Catholic High School of New Iberia, 4.18%, 11/1/19 (r)	1,850,000	1,850,000
Centex Corp., 3.95%, 8/1/07 (r)	1,000,000	1,000,721
Chase Funding Mortgage Loan, 4.045%, 5/25/33	2,838,000	2,807,804
Cinergy Global Resources, Inc., 6.20%, 11/3/08 (e)	1,500,000	1,579,875
CIT Group, Inc.:
3.832%, 8/18/06 (r)	3,000,000	2,998,950
4.022%, 5/18/07 (r)	200,000	200,404
Citigroup, Inc., 3.938%, 6/9/09 (r)	110,000	110,210
CNL Funding, Inc.:
7.721%, 8/25/09 (e)	337,155	345,697
Franchise Loan Trust Certificates, Interest only,
0.9297%, 8/18/16 (e)(r)	5,490,481	211,164
Commerzbank AG, 3.25%, 12/30/05	150,000	149,478
Convergys Corp., 4.875%, 12/15/09	1,850,000	1,773,663
Countrywide Asset-Backed Certificates, 4.28%, 11/25/34 (r)	591,030	592,590
Countrywide Financial Corp., 4.75%, 4/1/11 (r)	4,000,000	3,990,920
Countrywide Home Loans, Inc., 3.851%, 11/30/05 (r)	500,000	499,450
Credit Suisse First Boston USA, Inc.:
3.98%, 6/2/08 (r)	500,000	499,830
3.997%, 8/15/10 (r)	2,000,000	1,999,340
Crown Castle Towers LLC, 4.643%, 6/15/35 (e)	4,000,000	3,922,800
CSX Corp., 4.01%, 8/3/06 (r)	2,285,000	2,288,743

	Principal
Corporate Bonds - Cont'd	Amount	Value
Daimler-Chrysler North American Holding Corp.,
4.132%, 11/17/06 (r)	$1,000,000	$1,001,630
Devon Energy Corp., 10.25%, 11/1/05	1,000,000	1,004,070
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	1,000,000	1,143,400
Dominion Resources, Inc., 4.30%, 9/28/07 (r)	3,500,000	3,506,825
Duke Realty LP, 4.184%, 12/22/06 (r)	1,000,000	999,680
E*Trade Financial Corp., 8.00%, 6/15/11	650,000	671,125
Eastern Energy Ltd., 6.75%, 12/1/06 (e)	2,000,000	2,046,514
Eli Lilly Services, Inc., 3.907%, 9/12/08 (e)(r)	2,000,000	1,999,180
Enterprise Mortgage Acceptance Co. LLC:
Interest Only, 1.253%, 1/15/25 (e)(r)	2,873,722	120,294
6.90%, 10/15/25 (e)	1,258,235	471,838
FFCA Secured Lending Corp., 6.37%, 9/18/25 (e)	192,783	192,680
First Republic Bank, 7.75%, 9/15/12	2,007,500	2,216,762
First Tennessee Bank, 5.75%, 12/1/08	250,000	257,362
Ford Motor Credit Co., 4.83%, 9/28/07 (r)	200,000	196,518
GATX Rail Corp., 6.86%, 7/28/13	195,262	206,224
GE Dealer Floorplan Master Note Trust, 3.836%, 4/20/10 (r)	500,000	500,148
General Electric Capital Corp.:
2.99%, 10/3/05	20,000	20,000
3.833%, 7/27/12 (r)	2,000,000	1,999,480
Global Signal:
Trust I, 3.711%, 1/15/34 (e)	1,418,776	1,370,893
Trust II, 4.232%, 12/15/14 (e)	500,000	486,606
Golden Securities Corp., 3.993%, 12/2/13 (e)(r)	2,000,000	2,005,800
Goldman Sachs Group, Inc.:
4.07%, 3/2/10 (r)	1,000,000	1,001,280
4.30%, 6/28/10 (r)	4,500,000	4,510,598
Household Finance Corp.:
6.875%, 3/1/07	1,000,000	1,028,830
7.90%, 11/15/07	2,185,000	2,324,949
HSBC Finance Corp., 3.964%, 7/19/12 (r)	1,500,000	1,499,715
Hudson United Bancorp, 8.20%, 9/15/06	2,000,000	2,052,600
Huntington Bancshares, Inc., 4.10%, 12/1/05 (r)	500,000	500,026
IKON Receivables LLC, 4.008%, 12/17/07 (r)	105,909	105,927
Impac CMB Trust:
4.18%, 10/25/33 (r)	359,741	361,892
4.15%, 9/25/34 (r)	534,915	535,669
4.09%, 4/25/35 (r)	863,126	864,084
4.14%, 4/25/35 (r)	863,126	864,093
4.10%, 5/25/35 (r)	442,240	442,740
4.15%, 8/25/35 (r)	1,865,672	1,865,803
Ingersoll-Rand Co. Ltd., 6.015%, 2/15/28	500,000	549,405
International Lease Finance Corp., 5.75%, 10/15/06	145,000	146,377
Interpool Capital Trust, 9.875%, 2/15/27	500,000	502,500
Kellogg Co., 4.875%, 10/15/05	50,000	50,011
Keycorp, 4.05%, 6/2/08 (r)	500,000	500,498
Kimco Realty Corp., 3.893%, 8/1/06 (r)	500,000	500,497
La Quinta Inns, Inc., 7.27%, 2/26/07	250,000	253,750
Lehman Brothers Holdings E-Capital Trust I,
4.59%, 8/19/65 (e)(r)	1,000,000	1,011,660
Lenfest Communications, Inc., 8.375%, 11/1/05	185,000	185,551
Leucadia National Corp., 7.00%, 8/15/13	1,050,000	1,053,938

	Principal
Corporate Bonds - Cont'd	Amount	Value
Lumbermens Mutual Casualty Co., 8.30%, 12/1/37 (e)(m)*	$300,000	$5,625
Marsh & McLennan Co's, Inc., 3.71%, 7/13/07 (r)	1,000,000	994,230
MediaOne Group, Inc., 6.75%, 10/1/05	110,000	110,007
MBNA Corp., 4.163%, 5/5/08 (r)	2,000,000	2,003,280
Melair Associates LLC VRDN, 4.24%, 9/1/34 (r)	1,375,000	1,375,000
Meridian Funding Co. LLC:
3.748%, 10/6/08 (e)(r)	1,241,501	1,241,460
4.069%, 4/15/09 (e)(r)	1,178,250	1,178,093
4.108%, 10/15/14 (e)(r)	2,500,000	2,500,350
Merrill Lynch & Co., Inc.:
6.00%, 10/11/05	300,000	300,108
3.96%, 7/21/09 (r)	3,000,000	3,007,830
Michigan Consolidated Gas Co., 7.21%, 5/1/07	500,000	519,282
Nationwide Health Properties, Inc., 6.59%, 7/7/38	1,000,000	1,041,150
Nelnet Education Loan Funding, Inc.:
3.65%, 6/1/35 (r)	650,000	651,625
3.64%, 10/25/38 (r)	200,000	200,500
New Valley Generation I, 7.299%, 3/15/19	875,980	1,042,058
New York State Community Statutory Trust II, 7.26%,
12/28/31 (e)(r)	500,000	510,460
Overseas Private Investment Corp., 7.45%, 12/15/10	1,137,497	1,198,558
Pacific Pilot Funding Ltd., 4.37%, 10/20/16 (e)(r)	497,043	495,136
Pepco Holdings, Inc., 4.495%, 6/1/10 (r)	2,000,000	2,005,660
Pinnacle West Energy Corp., 4.004%, 4/1/07 (e)(r)	2,000,000	1,999,900
Pioneer Natural Resources Co., 6.50%, 1/15/08	1,000,000	1,026,580
Platinum Underwriters Holdings Ltd., 6.371%, 11/16/07 (e)	1,000,000	1,004,980
Preferred Term Securities IX Ltd., 4.22%, 4/3/33 (e)(r)	1,000,000	1,009,820
Premium Asset Trust:
3.81%, 10/8/09 (e)(r)	1,000,000	1,000,299
4.23%, 9/28/10 (e)(r)	2,000,000	2,001,563
Public Service Electric & Gas Co., 6.375%, 5/1/08 (r)	900,000	936,486
Public Service Enterprise Group, Inc., 4.295%, 9/21/08 (r)	2,500,000	2,498,465
RC Trust I, 7.00%, 5/15/06	2,000,000	2,069,840
Reed Elsevier Capital, Inc., 4.20%, 6/15/10 (r)	1,500,000	1,499,400
Regions Financial Corp., 4.50%, 8/8/08	1,500,000	1,490,775
Residential Capital Corp., 5.385%, 6/29/07 (e)(r)	8,050,000	8,083,086
Simon DeBartolo Group LP, 6.875%, 10/27/05	200,000	200,334
Soc Generale, 6.75%, 11/8/05	1,400,000	1,402,775
Southern California Edison Co., 3.87%, 1/13/06 (r)	1,000,000	1,000,400
Southern California Gas Co., 4.04%, 12/1/09 (r)	1,000,000	999,670
Sovereign Bancorp, Inc.:
4.166%, 8/25/06 (r)	3,575,000	3,580,363
4.15%, 3/1/09 (e)(r)	1,000,000	999,030
Sovereign Bank:
4.00%, 2/1/08	1,000,000	988,309
4.375%, 8/1/13 (r)	2,475,000	2,435,128
State Street Capital Trust II, 4.29%, 2/15/08 (r)	2,000,000	1,999,320
Teck Cominco Ltd., 5.375%, 10/1/15	1,500,000	1,493,910
Texas Municipal Gas Corp., 2.60%, 7/1/07	1,170,000	1,152,228
TIERS Trust, 8.45%, 12/1/17 (n)*	658,859	9,883

	Principal
Corporate Bonds - Cont'd	Amount	Value
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/06 (e)	$1,550,000	$1,523,965
2/15/09 (e)	3,000,000	2,535,840
2/15/45 (e)	8,500,000	1,020,680
TXU Energy Co. LLC, 4.36%, 1/17/06 (r)	750,000	750,313
Tyco International Group SA, Participation Certificate Trust,
4.436%, 6/15/07 (e)	500,000	497,602
Union Financial Services 1, Inc., 3.80%, 12/1/32 (r)	1,000,000	1,002,500
United Energy Ltd., 6.00%, 11/1/05 (e)	1,500,000	1,501,575
Viacom, Inc., 6.40%, 1/30/06	1,000,000	1,006,360
Wal-Mart Stores, Inc., 8.07%, 12/21/12	500,000	558,915
Washington Mutual, Inc., 4.04%, 3/20/08 (r)	1,000,000	1,000,608
Westfield Capital Corp Ltd., 4.00%, 11/2/07 (e)(r)	1,000,000	1,001,730
William Street Funding Corp., 4.17%, 4/23/09 (e)(r)	1,000,000	1,010,127
World Financial Network, Credit Card Master Note Trust,
4.138%, 5/15/12 (r)	1,000,000	1,005,149

Total Corporate Bonds (Cost $170,302,396)		169,644,857

Taxable Municipal Obligations - 19.5%
Alameda California Corridor Transportation Authority Revenue
Bonds, Zero Coupon, 10/1/06	1,000,000	955,930
Allentown Pennsylvania GO Bonds, 3.41%, 10/1/09	1,910,000	1,824,394
American National Fish and Wildlife Museum Missouri District Revenue
VRDN, 3.96%, 3/1/33 (r)	1,500,000	1,500,000
Bethlehem Pennsylvania GO Bonds, 4.10%, 11/1/09	675,000	661,304
Bridgeview Illinois GO Bonds, 4.62%, 12/1/11	490,000	485,590
California State Chela Financial USA, Inc., Student Loans Revenue
Bonds, 3.80%, 12/1/33 (r)	3,000,000	3,000,000
Cook County Illinois School District GO Bonds, Zero
Coupon, 12/1/12	380,000	268,641
Fort Irwin California Irwin Land LLC Revenue Bonds,
4.51%, 12/15/15	1,500,000	1,461,180
Grant County Washington Public Utility District Revenue
Bonds, 3.91%, 1/1/08	325,000	321,123
Illinois State Housing Development Authority Revenue
Bonds, 5.60%, 12/1/15	2,000,000	2,060,260
Inglewood California Pension Funding Revenue Bonds:
4.57%, 9/1/08	205,000	204,401
4.65%, 9/1/09	215,000	214,232
4.74%, 9/1/10	225,000	224,532
Los Angeles California Community Redevelopment Agency
Tax Allocation Bonds:
3.94%, 7/1/08	775,000	757,508
4.22%, 7/1/09	805,000	786,469
Los Angeles County California Pension Obligation
Bonds, Zero Coupon:
6/30/07	1,595,000	1,469,713
6/30/10	363,000	289,100

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Missouri Higher Education Loan Authority Revenue Bonds:
3.80%, 7/15/29 (r)	$3,200,000	$3,200,000
3.74%, 9/1/43 (r)	2,300,000	2,300,000
3.75%, 5/1/44 (r)	1,050,000	1,050,000
New York State Sales Tax Asset Receivables Corp. Revenue
Bonds, 3.60%, 10/15/08	3,000,000	2,917,440
Northwest Washington Electric Energy Revenue Bonds,
4.06%, 7/1/09	1,000,000	978,260
Northwest Washington Open Access Network Revenue
Bonds, 6.39%, 12/1/10	935,000	1,000,861
Oakland California Pension Obligation Revenue Bonds,
Zero Coupon, 12/15/10	2,000,000	1,562,200
Oklahoma City Oklahoma Airport Trust Revenue Bonds,
4.60%, 10/1/09	1,330,000	1,320,411
Oregon School Boards Association GO Bonds,
Zero Coupon, 6/30/06	2,000,000	1,936,800
Oregon State Community College Districts Revenue Bonds,
Zero Coupon, 6/30/07	1,465,000	1,351,067
San Antonio Texas GO Bonds, 2.80%, 2/1/08	500,000	480,690
San Francisco City and County California Redevelopment Financing
Authority Revenue Bonds, 5.00%, 8/1/07	1,000,000	1,009,010
Secaucus New Jersey Municipal Utilities Authority Revenue Bonds,
2.10%, 12/1/05	1,735,000	1,730,316
Stanislaus County California Revenue Bonds, 7.15%, 8/15/13	700,000	760,060
Vermont State Student Assistance Corp. Educational Loans
Revenue Bonds:
3.79%, 12/15/36 (r)	2,000,000	2,000,000
3.82%, 12/15/36 (r)	2,000,000	2,000,000
3.85%, 12/15/38 (r)	2,000,000	2,000,000
3.80%, 12/15/39 (r)	3,000,000	3,000,000
West Contra Costa California Unified School District COPs:
4.50%, 1/1/08	275,000	273,994
4.59%, 1/1/09	285,000	283,792
4.66%, 1/1/10	435,000	432,651

Total Taxable Municipal Obligations (Cost $48,538,731)		48,071,929

U.S. Government Agencies and Instrumentalities - 1.9%
Federal Home Loan Bank Discount Notes, 10/3/05	4,700,000	4,699,178
Guaranteed Export Trust, 7.46%, 12/15/05	75,000	75,517

Total U.S. Government Agencies and Instrumentalities
(Cost $4,774,485)		4,774,695

	Principal
U.S. Treasury - 4.7%	Amount	Value
United States Treasury Bonds, 5.375%, 2/15/31	$25,000	$28,004
United States Treasury Notes:
3.875%, 7/15/10	2,610,000	2,569,623
4.125%, 8/15/10	500,000	497,580
3.875%, 9/15/10	2,900,000	2,858,762
5.00%, 2/15/11	825,000	855,550
4.00%, 2/15/15	510,000	496,531
4.25%, 8/15/15	4,255,000	4,228,406

Total U.S. Treasury (Cost $11,571,455)		11,534,456

Equity Securities - 2.6%	Shares
Conseco, Inc., Preferred	72,000	1,925,280
Manitoba Telecom Services, Inc.	4,406	183,914
Richmond County Capital Corp., Preferred (e)	7	703,500
Roslyn Real Estate Asset Corp., Preferred	10	1,000,000
WoodBourne Pass-Through Trust, Preferred (e)	25	2,496,875

Total Equity Securities (Cost $6,190,563)		6,309,569

TOTAL INVESTMENTS (Cost $241,377,630) - 97.5%		240,335,506
Other assets and liabilities, net - 2.5%		6,228,647
Net Assets - 100%		$246,564,153

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Sold:
U.S. Treasury Bonds	6	12/05	$686,437	$13,246
5 Year U.S. Treasury Notes	63	12/05	6,732,141	73,724
10 Year U.S. Treasury Notes	87	12/05	9,563,203	61,029
Total Sold				$147,999

* Non-income producing security.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(m) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at year end.

Abbreviations:

COPs: Certificates of Participation
GO: General Obligation
LLC: Limited Liability Corporation
LP: Limited Partnership
VRDN: Variable Rate Demand Note

See notes to financial statements.

Statement of Assets and Liabilities
September 30, 2005

Assets	Value
Investments in securities, at value (Cost $241,377,630) - see accompanying schedule	$240,335,506
Cash	267,108
Receivable for securities sold	11,154,964
Receivable for futures variation margin	46,547
Receivable for shares sold	2,514,083
Interest and dividends receivable	1,604,076
Collateral at broker for futures (Cash)	103,650
Other assets	10,523
Total assets	256,036,457

Liabilities
Payable for securities purchased	8,747,116
Payable shares redeemed	436,341
Payable to Calvert Asset Management Company, Inc.	104,993
Payable to Calvert Administrative Services Company	58,176
Payable to Calvert Shareholder Services, Inc.	3,771
Payable to Calvert Distributors, Inc.	65,343
Accrued expenses and other liabilities	56,564
Total liabilities	9,472,304
Net Assets	$246,564,153

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par shares authorized:
Class A: 13,128,235 shares outstanding	$211,321,470
Class C: 1,782,597 shares outstanding	28,799,208
Class I: 382,650 shares outstanding	5,357,393
Undistributed net investment income	84,318
Accumulated net realized gain (loss) on investments and foreign currency transactions	1,895,856
Net unrealized appreciation (depreciation) on investments and assets and liabilities denominated in foreign currencies	(894,092)

Net Assets	$246,564,153

Net Asset Value Per Share
Class A (based on net assets of $211,734,298)	$16.13
Class C (based on net assets of $28,662,710)	$16.08
Class I (based on net assets of $6,167,145)	$16.12

See notes to financial statements.

Statement of Operations
September 30, 2005

Net Investment Income
Investment Income:
Interest income	$7,588,666
Dividend income (Net of foreign taxes withheld of $2,263)	235,254
Total investment income	7,823,920

Expenses:
Investment advisory fee	729,726
Administrative fees	588,788
Transfer agency fees and expenses	322,193
Distribution plan expenses:
Class A	413,547
Class C	247,284
Trustees' fees and expenses	12,551
Custodian fees	81,885
Registration fees	37,693
Reports to shareholders	38,972
Professional fees	19,926
Accounting fees	66,532
Miscellaneous	9,551
Total expenses	2,568,648
Reimbursement from Advisor:
Class A	(173,964)
Fees paid indirectly	(15,744)
Net expenses	2,378,940
Net Investment Income	5,444,980

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	2,024,484
Foreign currency transactions	(851)
Futures	85,876
2,109,509

Change in unrealized appreciation (depreciation) on:
Investments and foreign currencies	(1,158,446)
Futures	120,286
(1,038,160)

Net Realized and Unrealized Gain (Loss)	1,071,349

Increase (Decrease) in Net Assets
Resulting From Operations	$6,516,329

See notes to financial statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$5,444,980	$3,183,697
Net realized gain (loss)	2,109,509	4,153,187
Change in unrealized appreciation (depreciation)	(1,038,160)	(877,443)

Increase (Decrease) in Net Assets
Resulting From Operations	6,516,329	6,459,441

Distributions to shareholders from:
Net investment income:
Class A shares	(4,490,112)	(2,322,968)
Class C shares	(454,628)	(222,715)
Class I shares	(560,350)	(627,292)
Net realized gain:
Class A shares	(2,816,284)	(3,693,752)
Class C shares	(449,330)	(610,934)
Class I shares	(460,855)	(824,266)
Total distributions	(9,231,559)	(8,301,927)

Capital share transactions:
Shares sold:
Class A shares	119,150,186	93,280,017
Class C shares	12,972,863	15,902,826
Class I shares	--	11,000,000
Reinvestment of distributions:
Class A shares	6,427,056	5,124,793
Class C shares	617,460	595,482
Class I shares	442,881	564,227
Redemption fees:
Class A shares	10,669	2,908
Class C shares	469	--
Shares redeemed:
Class A shares	(52,988,569)	(48,592,373)
Class C shares	(8,137,666)	(7,045,475)
Class I shares	(18,276,838)	(14,000,000)
Total capital share transactions	60,218,511	56,832,405

Total Increase (Decrease) in Net Assets	57,503,281	54,989,919

Net Assets
Beginning of year	189,060,872	134,070,953
End of year (including undistributed net investment income
of $84,318 and $121,970, respectively)	$246,564,153	$189,060,872

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2005	2004
Shares sold:
Class A shares	7,381,201	5,710,410
Class C shares	806,657	976,396
Class I shares	--	670,587
Reinvestment of distributions:
Class A shares	398,940	316,217
Class C shares	38,445	36,878
Class I shares	27,468	34,759
Shares redeemed:
Class A shares	(3,283,395)	(2,978,544)
Class C shares	(505,792)	(433,456)
Class I shares	(1,133,470)	(853,817)
Total capital share activity	3,730,054	3,479,430

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Short Duration Income Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund, which commenced operations on January 31, 2002, currently offers three classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 2.75%. Effective October 1, 2002, the Fund began to offer Class C shares. Class C shares are sold without a front-end sales change and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have a higher expense ratio than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end sales charge and have a lower expense ratio than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principle market in which such securities are normally traded. If events occur after the close of the principle market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2005 no securities were fair valued under the direction of the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of hedging interest rate risk. Any short sales are "covered" with an equivalent amount of high quality, liquid securities.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within five days for Class I shares). The redemption fee is paid to the Fund, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .35% of the Fund's average daily net assets.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2006. The contractual expense cap is 1.08% for Class A. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor benefits from the expense offset arrangement and the Advisor's obligation under the contractual limitation is reduced by the credits earned.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Class A and Class C shares pay an annual rate of .30% and Class I shares pay an annual rate of .10%, based on their average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% and 1.00% annually of the Fund's average daily net assets of Class A and Class C, respectively. Class I shares do not have Distribution Plan expenses.

The Distributor received $48,548 as its portion of the commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2005.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $38,464 for the year ended September 30, 2005. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual fee of $25,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $499,041,673 and $431,300,328, respectively. U.S. government security purchases and sales were $730,045,618 and $725,699,874, respectively.

The cost of investments owned at September 30, 2005 for federal income tax purposes was $241,439,382. Net unrealized depreciation aggregated $1,103,876 of which $578,705 related to appreciated securities and $1,682,581 related to depreciated securities.

The tax character of dividends and distributions paid during the years ended September 30, 2005, and September 30, 2004 were as follows:

Distributions paid from:

	2005	2004
Ordinary income	$8,758,817	$7,958,466
Long term capital gain	472,742	343,461
Total	$9,231,559	$8,301,927

As of September 30, 2005, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$1,799,586
Undistributed long-term capital gain	390,339
Unrealized appreciation (depreciation)	(1,103,876)
$1,086,049

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. The primary differences causing such reclassifications are due to the recharacterization of distributions and the tax treatment of the currency gains and losses and asset-backed securities.

Undistributed net investment income	$22,458
Accumulated net realized gain (loss)	(22,458)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales and the tax treatment of Section 1256 contracts.

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2005, such sales transactions were $4,250,275, which resulted in a net realized gain of $275 to the fund.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2005. For the year ended September 30, 2005, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$244,239	3.27%	$8,470,173	March 2005

Tax Information (Unaudited)

The Fund designates $472,742 as 15%-rate capital gain dividends paid during fiscal year ended September 30, 2005.

For corporate shareholders of the Fund, a total of 2.42% of the ordinary distributions paid during fiscal year ending September 30, 2005 qualify for the corporate dividends received deduction; whereas 2.62% of the ordinary distributions paid have been identified as qualified dividend income.

Financial Highlights

	Years Ended
	September 30,	September 30,
Class A Shares	2005 (z)	2004
Net asset value, beginning	$16.35	$16.58
Income from investment operations
Net investment income	.43	.32
Net realized and unrealized gain	.09	.36
Total from investment operations	.52	.68
Distributions from:
Net investment income	(.43)	(.32)
Net realized gain	(.31)	(.59)
Total distributions	(.74)	(.91)
Total increase (decrease) in net asset value	(0.22)	(.23)
Net asset value, ending	$16.13	$16.35

Total return*	3.25%	4.23%
Ratios to average net assets: A
Net investment income	2.69%	1.98%
Total expenses	1.19%	1.21%
Expenses before offsets	1.09%	1.09%
Net expenses	1.08%	1.08%
Portfolio turnover	633%	967%
Net assets, ending (in thousands)	$211,734	$141,155

	Periods Ended
	September 30,	September 30,
Class A Shares	2003	2002^
Net asset value, beginning	$15.96	$15.00
Income from investment operations
Net investment income	.39	.39
Net realized and unrealized gain	1.00	.98
Total from investment operations	1.39	1.37
Distributions from:
Net investment income	(.39)	(.41)
Net realized gain	(.38)	--
Total distributions	(.77)	(.41)
Total increase (decrease) in net asset value	.62	.96
Net asset value, ending	$16.58	$15.96

Total return*	9.04%	9.21%
Ratios to average net assets: A
Net investment income	2.43%	3.96% (a)
Total expenses	1.27%	1.64% (a)
Expenses before offsets	1.07%	.99% (a)
Net expenses	1.06%	.98% (a)
Portfolio turnover	2,078%	1,777%
Net assets, ending (in thousands)	$92,600	$32,821

Financial Highlights

		Periods Ended
	September 30,	September 30,	September 30,
Class C Shares	2005 (z)	2004	2003^^^
Net asset value, beginning	$16.31	$16.54	$15.96
Income from investment operations
Net investment income	.29	.18	.25
Net realized and unrealized gain	.08	.36	.96
Total from investment operations	.37	.54	1.21
Distributions from:
Net investment income	(.29)	(.18)	(.25)
Net realized gain	(.31)	(.59)	(.38)
Total distributions	(.60)	(.77)	(.63)
Total increase (decrease) in net asset value	(0.23)	(.23)	.58
Net asset value, ending	$16.08	$16.31	$16.54

Total return*	2.32%	3.34%	7.81%
Ratios to average net assets: A
Net investment income	1.81%	1.12%	1.32%
Total expenses	1.95%	1.96%	2.14%
Expenses before offsets	1.95%	1.96%	2.14%
Net expenses	1.94%	1.95%	2.12%
Portfolio turnover	633%	967%	2,078%
Net assets, ending (in thousands)	$28,663	$23,537	$14,283

	Years Ended
	September 30,	September 30,
Class I Shares	2005 (z)	2004
Net asset value, beginning	$16.37	$16.61
Income from investment operations
Net investment income	.49	.41
Net realized and unrealized gain	.10	.35
Total from investment operations	.59	.76
Distributions from:
Net investment income	(.53)	(.41)
Net realized gain	(.31)	(.59)
Total distributions	(.84)	(1.00)
Total increase (decrease) in net asset value	(0.25)	(.24)
Net asset value, ending	$16.12	$16.37

Total return*	3.72%	4.73%
Ratios to average net assets: A
Net investment income	3.00%	2.46%
Total expenses	.62%	.61%
Expenses before offsets	.62%	.61%
Net expenses	.61%	.60%
Portfolio turnover	633%	967%
Net assets, ending (in thousands)	$6,167	$24,369

Financial Highlights

	Periods Ended
	September 30,	September 30,
Class I Shares	2003	2002 ^^
Net asset value, beginning	$15.97	$15.40
Income from investment operations
Net investment income	.46	.41
Net realized and unrealized gain	1.01	.54
Total from investment operations	1.47	.95
Distributions from:
Net investment income	(.45)	(.38)
Net realized gain	(.38)	--
Total distributions	(.83)	(.38)
Total increase (decrease) in net asset value	.64	.57
Net asset value, ending	$16.61	$15.97

Total return*	9.53%	6.27%
Ratios to average net assets: A
Net investment income	2.88%	4.22% (a)
Total expenses	.65%	.76% (a)
Expenses before offsets	.65%	.76% (a)
Net expenses	.63%	.75% (a)
Portfolio turnover	2,078%	1,777%
Net assets, ending (in thousands)	$27,188	$18,807

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(z) Per share figures are calculated using the Average Share Method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

^ From January 31, 2002, inception.

^^ From February 27, 2002, inception.

^^^ From October 1, 2002, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Date of Birth	Fund	Date	During Last 5 Years	Overseen	Directorships
INDEPENDENT TRUSTEES
RICHARD L. BAIRD, JR. AGE: 57	Trustee	1976	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services.	21
FRANK H. BLATZ, JR., Esq. AGE: 70	Trustee	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
DOUGLAS E. FELDMAN, M.D. AGE: 57	Trustee	1982	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
PETER W. GAVIAN, CFA, ASA AGE: 72	Trustee	1980	Since 1976, President of Corporate Finance of Washington, Inc., a business appraisal firm. He is a Chartered Financial Analyst and an Accredited senior appraiser (business evaluation).	12
JOHN GUFFEY, JR. AGE: 57	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm (inactive as of 2003). President, Aurora Press, Inc., 2002.	23	Ariel Funds (3) Calvert Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 59	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation The community Foundation for the National Capital Region
ARTHUR J. PUGH AGE: 68	Trustee	1982	Retired executive.	26	Acacia Federal Savings Bank
INTERESTED TRUSTEES
BARBARA J. KRUMSIEK AGE: 53	Trustee & President	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
DAVID R. ROCHAT AGE: 68	Trustee & Senior Vice President	1980	Executive Vice President of Calvert Asset Management Company, Inc. and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc.
D. WAYNE SILBY, Esq. AGE: 57	Trustee & Chair	1976	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm. (inactive as of 2003)	26	Ameritas Acacia Mutual Holding Company Calvert Foundation Grameen Foundation USA GroupServe Foundation
OFFICERS
KAREN BECKER Age: 52	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 41	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.

IVY WAFFORD DUKE, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI AGE: 46	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 32	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to working at Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 55	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 55	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 40	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 35	Assistant Vice President & Assistant Secretary	2002

Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2003, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

JANE B. MAXWELL Esq. AGE: 53	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
CATHERINE P. ROY AGE: 49	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 58	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 53	Treasurer	1979	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 44	Fund Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Rochat is an interested person of the Fund since he is an officer and director of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert
Short Duration Income Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's
Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Balanced Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund
California Limited-Term Municipal Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Calvert
Investments that make a difference

E-Delivery Sign-up -- details inside

September 30, 2005
Annual Report
Calvert Long-Term
Income Fund

An Ameritas Acacia Company

Calvert
Investments that make a difference

=====================================================

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=====================================================

President's Letter
1

Portfolio Management Discussion
4

Shareholder Expense Example
8

Report of Independent Registered Public Accounting Firm
10

Schedule of Investments
11

Statement of Assets and Liabilities
14

Statement of Operations
15

Statement of Changes in Net Assets
16

Notes to Financial Statements
17

Financial Highlights
22

Explanation of Financial Tables
23

Proxy Voting and Availability of Quarterly Portfolio Holdings
25

Basis for Board's Approval of Investment Advisory Contract
25

Trustee and Officer Information Table
28

=====================================================

Dear Shareholder:

The ongoing challenges to our markets and economy from steeply escalating energy prices, the ongoing war in Iraq and rising interest rates were exacerbated in the most recent quarter by the devastating effects of Katrina, Rita and Wilma. Calvert responded to these events both with humanitarian and financial assistance and by crafting the "Katrina Principles" (learn more at www.calvert.com) that serve as guidelines to support sustainable rebuilding in the Gulf region.

Despite the difficult environment, the economy and fixed-income markets have shown strength over the past 12 months. Money market funds provided higher yields, in step with Federal Reserve short-term rate increases. The Fed has continued its policy of quarter-point rate increases since June 2004, steadily raising rates to offset potential inflation. Despite higher short-term rates, however, yields on intermediate- and long-term bond funds generally remained flat, generating positive returns from income and price appreciation. Of course, typically, as interest rates rise, bond prices--and the value of bond funds--decline. As a result, many bond fund investors wonder whether this trend can continue and where the market is headed over the next year.

Confidence in our Fixed-Income Strategy

While no one can answer this question definitively, we believe that during challenging times such as these it's wise to stay the course with a long-term, diversified asset allocation strategy. We believe, and we think your advisor would agree, that bond funds are an essential element of any diversified portfolio, providing a stabilizing anchor to historically more volatile stock funds.

Calvert's expertise in the fixed-income markets spans nearly 30 years, covering virtually every type of interest-rate environment. Over this period, our management team has refined its investment process that includes four key strategic components, which we refer to collectively as FourSight.TM This flexible process for seeking solid investments in any type of market includes: managing duration, monitoring the yield curve, optimizing sector allocation, and analyzing credit quality.

From short to long, Calvert's fixed income funds follow this disciplined FourSight approach. Indeed, the combination of solid performance and fixed-income management expertise has attracted media attention for Calvert's investment strategies in Barron's, the Los Angeles Times, Dow Jones Newswires and Standard & Poor's.1

Calvert Initiatives

This year we've pursued a number of important initiatives: adding to our family of funds; advancing our compliance and regulatory oversight; and expanding our public commitment in areas such as board diversity and the empowerment of women in business through our year-old Calvert Women's Principles. In addition, for the first time we underwrote a four-part series for public television, "The New Heroes," which highlights the work of leading social entrepreneurs--talented individuals who exemplify the "power of one" to drive positive social change in their communities. At Calvert, we remain committed to making a difference through our specialized investment management approach and our leadership on issues of importance to the communities we serve.

Advancing Our Regulatory Oversight

As you may be aware, 2004 was a significant year for mutual fund industry reform, which continues in 2005. The SEC issued new regulations for mutual fund companies on many fronts, governing codes of ethics, compliance programs, and disclosure requirements.

To further strengthen our compliance operations, we've restructured our Compliance Department, adding several positions and promoting Karen Becker, a Calvert veteran of 19 years, to Chief Compliance Officer for Calvert Funds. Formerly Senior Vice President of Client Services, Karen has overall compliance responsibility for the Funds and will develop and administer Fund policies and procedures designed to prevent violation of federal securities laws.

A Long-Term, Disciplined Outlook

We believe our disciplined investment process -- which includes an emphasis on diversified portfolios -- can lead to lower risk and competitive long-term performance relative to our peers. Of course, we recommend the same long-term, diversified and disciplined approach to our shareholders.

Calvert encourages you to work with a financial professional, who can provide important insights into investment markets and personal financial planning, as well as the guidance to create and maintain a thoughtful investment strategy.

As Calvert enters its 30th anniversary year, I'd like to thank you for your continued confidence in our investment products, and we look forward to serving you in the year ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2005

1. Dow Jones Newswires, "OFF THE RUN: Gun-Shy Bond Fund Managers Play It Safe," July 13, 2005; Los Angeles Times, "Bonds Help Hold the Line," July 8, 2005; Standard & Poor's, "High-Quality Bond Funds - Mid Year 2005 Review," July 1, 2005.

Portfolio Management Discussion

Gregory Habeeb
Senior Portfolio Manager

Matt Nottingham, CFA
Portfolio Manager

of Calvert Asset Management Company

Performance

For the nine-month period since the Fund's inception on December 31, 2004 through September 30, 2005, Calvert Long-Term Income Fund Class A shares at NAV returned 5.29%. The benchmark Lehman Long US Credit Index returned 2.90% for the same period.

Investment Climate

Over the nine-month reporting period, the Federal Reserve's Open Market Committee (FOMC) raised the target Fed funds rate at each of its six scheduled meetings. By the end of the period, the rate stood at 3.75%. Money-market interest rates, including that on the three-month Treasury bill, rose in response to these hikes.1 Confounding our expectations and those of most of the market, though, was the fact that there was virtually no increase in long-term interest rates over the reporting period. The 10-year Treasury yield moved slightly higher, to 4.34%. Year-to-date through September 30, 2005, the 30-year Treasury yield fell to 4.57% from 4.83%.

The U.S. economy continued its pace of steady growth at 3.5% annualized, as measured by GDP (gross domestic product), over the first three quarters of the reporting period.2 Payroll growth was solid, averaging over 190,000 new jobs monthly. Inflation rose with the headline CPI (consumer price index), up 3.6%. Core inflation, which excludes volatile food and energy prices, increased 2.1%.3 Rising inflation led the FOMC to consistently address the topic of inflation in its regular monetary policy statements.

Portfolio Strategy

The Fund's strategy reflects Calvert's FourSightTM management process, which seeks to deliver competitive results even during difficult markets. With this four-step process, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

The Fund has been positioned to benefit from rising rates across the maturity spectrum (short, intermediate, and long). Our short-duration strategy detracted from performance over the reporting period. While we correctly anticipated higher short-term rates, we did not expect the rally we saw in longer-term rates. Long-maturity securities significantly outpaced shorter-maturity bonds, and the Fund's underweight to longer-term securities hurt performance.

As the FOMC continued to raise short-term rates, and as longer-term bond yields declined, the difference between yields on two-year Treasury notes and 10-year Treasury notes compressed, in what is known as a yield-curve flattening. The Fund was positioned to take advantage of this flattening, with a relative overweight to longer-maturity bonds and an underweight to bonds with shorter maturities. This strategy was a strong driver of performance into the first quarter of 2005, when we felt that most of the spread compression had been realized. For a short period during the summer, the Fund was positioned to take advantage of yet more compression between long- and short-term rates.

From a sector perspective, the Fund benefited from its significant exposure to floating-rate bonds. Interest rates for these bonds adjust based on short-term indices, which typically reset monthly or quarterly. As the FOMC lifted short-term rates, the increase in rates on our floating-rate bonds helped performance.

The Fund had a high-quality bias for the entire period, given the very low additional yield being paid for holding lower-quality bonds. This strategy hurt performance in the first half of the period, but for the full period was an overall positive for returns. An exception to this pattern were high-yield bonds, which outpaced all other credit sectors as investors continued to stretch for yield. The Fund's allocation to high-yield bonds was a positive contributor to performance.

The Fund had exposure to both General Motors and Ford when their credit ratings dropped in early 2005, negatively affecting Fund performance. Their eventual downgrade to non-investment grade roiled the bond markets and caused a sharp drop in the value of GM and Ford bonds. We reduced the Fund's exposure to auto stocks and are now underweight to this industry given the uncertainty surrounding both companies. Our credit analysts made several excellent calls over the reporting period, as is exemplified in Land O' Lakes, whose price has moved up from our original cost of $71 to over $91 per bond.

Outlook

Monetary policy is currently focused on restoring the target Fed funds rate to a more neutral level, i.e., neither overly accommodative nor overly restrictive. We believe the Fed funds target rate will eventually reach a minimum of 4% and would not be surprised to see it at 4.5% or more in 2006. As a result, we expect the FOMC to continue its campaign of steady rate hikes unless the economy shows signs of great strain.

Of course, much will depend on what the economic data indicate about the state of the economy going forward, especially in light of the Gulf Coast hurricanes this year. While the immediate impact of the hurricanes on the economy is difficult to assess, recent post-hurricane economic data show a pickup in manufacturing in September. High energy costs may restrain production temporarily, but we have seen the manufacturing sector continue to expand for more than two years.

Looking ahead, we are confident our four-tiered FourSightTM strategy can continue to uncover attractive investment opportunities for the Fund. We will continue to position the Fund defensively in view of rising interest rates, to monitor the yield curve, and to slightly expand our position with regard to credit quality.

October 2005

1. The three-month Treasury bill yield rose 1.33 percentage points to 3.55%.

2. The third quarter 2005 GDP had not been released at the time of this writing.

3. Payrolls and CPI data available through August 2005.

As of September 30, 2005, the following companies represented the following percentages of Fund net assets: General Motors 0.00%, Ford 0.00%, Land O' Lakes 0.45%. All holdings are subject to change without notice.

Portfolio Statistics
September 30, 2005

Investment Performance
(total return at NAV)

	6 Months	9 Months Ended
	Ended	9/30/05
	9/30/05	(since inception)
Class A	3.32%	5.29%*
(12/31/04)
Lehman Long U.S. Credit Index**	3.58%	2.90%

*see footnote on pg. 22

Maturity Schedule
Weighted Average
	3/31/05	9/30/05
	16 years	17 years

SEC Yield

30 days ended
	3/31/05	9/30/05
	2.15%	2.52%

% of total
Economic Sectors	investments
Asset Backed Securities	0.8%
Banks	3.6%
Brokerage	1.7%
Financial Services	6.4%
Industrial	14.3%
Industrial - Finance	1.5%
Insurance	2.4%
Municipal Obligations	24.2%
Real Estate Investment Trusts	0.6%
Special Purpose	4.0%
Transportation	1.2%
U.S. Treasury	34.3%
Utility	5.0%
Total	100%

Investment performance does not reflect the deduction of any front-end sales charge.

**Source: Lipper Analytical Services, Inc.

Portfolio Statistics
September 30, 2005

Average Annual Total Returns

(with max. load)

Class A
Since Inception	1.37%
(12/31/04)

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 3.75%. No sales charge has been applied to the indices used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another Class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (inception date April 1, 2005 to September 30, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/05	9/30/05	4/1/05 - 9/30/05
Actual	$1,000.00	$1,033.20	$6.37
Hypothetical	$1,000.00	$1,018.80	$6.33
(5% return per
year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/365.

Report of Independent Registered Public Accounting Firm

The Board of Trustees of The Calvert Fund and Shareholders of Calvert Long-Term Income Fund:

We have audited the accompanying statement of assets and liabilities of the Calvert Long-Term Income Fund, a series of The Calvert Fund, including the portfolio of investments, as of September 30, 2005, and the related statement of operations for the period from December 31, 2004 (inception) through September 30, 2005, statement of changes in net assets for the period then ended, and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and broker. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Long-Term Income Fund as of September 30, 2005 and the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, PA
November 17, 2005

Schedule of Investments
September 30, 2005

	Principal
Corporate Bonds - 31.2%	Amount	Value
Alliance Mortgage Investments, 11.08%, 6/1/10 (r)	$4,917	$4,917
APL Ltd., 8.00%, 1/15/24	15,000	15,394
Army Hawaii Family Housing Trust Certificates:
5.624%, 6/15/50 (e)	20,000	20,538
4.196%, 6/15/50 (e)(r)	5,000	5,000
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	10,000	11,540
BAE Systems Asset Trust, 6.664%, 9/15/13 (e)	9,340	10,011
BAE Systems Holdings, Inc., 4.05%, 8/15/08 (e)(r)	10,000	9,995
Barclays Bank Plc, 6.278%, 12/29/49 (r)	10,000	9,862
BB&T Capital Trust I, 5.85%, 8/18/35	20,000	19,667
Captec Franchise Trust, 7.535%, 9/25/11 (e)(r)	5,000	3,843
CSX Corp., 4.01%, 8/3/06 (r)	20,000	19,994
Dominion Resources, Inc., 4.30%, 9/28/07 (r)	20,000	20,039
Eli Lilly Services, Inc., 3.907%, 9/12/08 (e)(r)	10,000	9,996
General Electric Capital Corp., 3.833%, 7/27/12 (r)	10,000	9,997
Golden State Petroleum Transport Corp., 8.04%, 2/1/19	15,000	16,177
Goldman Sachs Group, Inc.:
4.30%, 6/28/10 (r)	10,000	10,023
3.95%, 10/7/11 (r)	8,000	8,008
Impac CMB Trust, 4.10%, 5/25/35 (r)	8,845	8,855
Ingersoll-Rand Co. Ltd., 6.015%, 2/15/28	25,000	27,470
Interpool Capital Trust, 9.875%, 2/15/27	25,000	25,125
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (e)	10,000	9,150
Lehman Brothers Holdings E-Capital Trust I, 4.59%, 8/19/65 (e)(r)	10,000	10,117
MBNA Corp., 4.163%, 5/5/08 (r)	10,000	10,016
Mid-Atlantic Family Military Communities LLC:
5.24%, 8/1/50 (e)	10,000	9,984
5.30%, 8/1/50 (e)	5,000	5,000
NationsBank Cap Trust III, 4.149%, 1/15/27 (r)	15,000	14,459
Nationwide Health Properties, Inc., 6.90%, 10/1/37	10,000	10,675
Odyssey Re Holdings Corp., 6.875%, 5/1/15	20,000	19,967
Overseas Shipholding Group, Inc., 7.50%, 2/15/24	13,000	12,967
Pepco Holdings, Inc., 4.495%, 6/1/10 (r)	10,000	10,028
Platinum Underwriters Finance, Inc., 7.50%, 6/1/17 (e)	10,000	9,977
Puget Energy Inc., 7.02%, 12/1/27	25,000	30,308
QBE Insurance Group Ltd., 5.647%, 7/1/23 (e)(r)	15,000	14,970
Residential Capital Corp., 5.385%, 6/29/07 (e)(r)	70,000	70,288
Rochester Gas & Electric Corp., 6.375%, 9/1/33	10,000	11,287
Sociedad Concesionaria Autopista Central SA, 6.223%, 12/15/26 (e)	30,000	32,223
Southern California Edison Co., 5.75%, 4/1/35	10,000	10,560
Sovereign Bancorp, Inc., 4.15%, 3/1/09 (e)(r)	15,000	14,985
Teck Cominco Ltd., 6.125%, 10/1/35	25,000	24,513
Toll Road Investors Partnership II LP, Zero Coupon, 2/15/45 (e)	250,000	30,020
Vale Overseas Ltd., 8.25%, 1/17/34	10,000	11,300

Total Corporate Bonds (Cost $638,123)		639,245

	Principal
Taxable Municipal Obligations - 20.6%	Amount	Value
Brownsville Texas Utility System Revenue Bonds, 5.204%, 9/1/17	$10,000	$10,056
Colorado State Fort Carson Family Housing LLC Co.
Housing Revenue Bonds, 7.65%, 11/15/21	10,000	12,444
Cook County Illinois School District GO Bonds, Zero Coupon,
12/1/24	25,000	8,821
Dallas Texas GO Bonds, Step Coupon, 5.25% thru 2/15/09, 2/15/24	10,000	9,900
Detroit Michigan COPs, 3.644%, 6/15/25 (r)	10,000	10,000
Ewing Township New Jersey School District GO Bonds,
4.80%, 5/1/16	10,000	9,934
Fairfield California Pension Obligation Revenue Bonds:
5.22%, 6/1/20	15,000	15,101
5.34%, 6/1/25	15,000	15,145
Grant County Washington Public Utility District No. 2 Revenue
Bonds, 5.48%, 1/1/21	10,000	10,385
Hammonton New Jersey GO Bonds, 5.90%, 3/1/18	15,000	15,769
Howell Township New Jersey School District GO Bonds,
5.30%, 7/15/19	25,000	25,457
Indianapolis Indiana Local Public Improvement Bond Bank Revenue
Bonds, 5.09%, 7/15/18	20,000	20,161
Kalamazoo Michigan Building Authority Revenue Bonds,
5.00%, 10/1/20	20,000	19,937
Kansas City Missouri Airport Revenue Bonds, 5.125%, 9/1/17	15,000	15,168
Metropolitan Washington DC Airport Authority System Revenue
Bonds, 5.69%, 10/1/30	15,000	15,271
Miami Beach Florida Tax Allocation Bonds, 5.20%, 12/1/20	15,000	14,798
Montgomery Alabama GO Bonds, 4.94%, 4/1/17	10,000	10,007
Oceanside California Pension Obligation Revenue Bonds,
5.25%, 8/15/20	10,000	10,015
Oregon State School Boards Association GO Bonds, Zero Coupon:
6/30/16	25,000	14,556
6/30/18	30,000	15,620
Philadelphia Pennsylvania IDA Revenue Bonds, Zero Coupon,
4/15/20	25,000	11,768
Philadelphia Pennsylvania School District GO Bonds, 5.09%,
7/1/20	10,000	9,857
San Jose California Redevelopment Agency Tax Allocation Bonds,
5.10%, 8/1/20	15,000	14,799
Schenectady New York Metroplex Development Authority Revenue
Bonds, 5.30%, 8/1/28	20,000	19,298
University Central Florida University COPs, 5.375%,
10/1/35	20,000	19,279
Utah State Housing Corp. Military Housing Revenue Bonds:
5.392%, 7/1/50	15,000	14,819
5.442%, 7/1/50	10,000	9,880
Vigo County Indiana Redevelopment Authority
Revenue Bonds, 5.30%, 2/1/21	15,000	14,798
West Contra Costa California Unified School District COPs,
5.03%, 1/1/20	15,000	14,774
Wilkes-Barre Pennsylvania GO Bonds, 5.48%, 11/15/24	15,000	15,045

Total Taxable Municipal Obligations (Cost $422,981)		422,862

	Principal
U.S. Treasury Obligations - 27.6%	Amount	Value
United States Treasury Bonds, 5.375%, 2/15/31	$19,000	$21,283
United States Treasury Notes:
4.00%, 2/15/15	275,000	267,737
4.125%, 5/15/15	161,000	158,233
4.25%, 8/15/15	119,000	118,256

Total U.S. Treasury Obligations (Cost $570,882)		565,509

Equity Securities - 0.9%	Shares	Value
BAC Capital Trust VIII, Preferred	400	$9,750
ING Groep NV, Preferred	400	9,950

Total Equity Securities (Cost $19,868)		19,700

Total Investments (Cost $1,651,854) - 80.3%		1,647,316
Other assets and liabilities, net - 19.7%		403,601
Net Assets - 100%		$2,050,917

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Abbreviations:

COPs: Certificates of Participation
GO: General Obligation
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited Partnership

See notes to financial statements.

Statement of Assets and Liabilities
September 30, 2005
Assets	Value
Investments in securities, at value (Cost $1,651,854) - see accompanying schedule	$1,647,316
Cash	433,146
Receivable for securities sold	50,132
Interest and dividends receivable	15,127
Other assets	6,422
Total assets	2,152,143

Liabilities
Payable for securities purchased	84,835
Payable to Calvert Asset Management Company, Inc.	3,074
Payable to Calvert Administrative Services Company	485
Payable to Calvert Shareholder Services, Inc.	38
Payable to Calvert Distributors, Inc.	404
Accrued expenses and other liabilities	12,390
Total liabilities	101,226
Net Assets	$2,050,917

Net Assets Consist of:
Par value and paid-in capital applicable to 132,149 shares of beneficial interest, unlimited number of no par shares authorized	$2,020,306
Undistributed net investment income	111
Accumulated net realized gain (loss) on investments	35,038
Net unrealized appreciation (depreciation) on investments	(4,538)

Net Assets	$2,050,917

Net Asset Value Per Share	$15.52

See notes to financial statements.

Statement of Operations
From Inception December 31, 2004 through September 30, 2005

Net Investment Income
Investment Income:
Interest income	$38,637
Total investment income	38,637

Expenses:
Investment advisory fee	4,227
Administrative fees	3,170
Transfer agency fees and expenses	9,388
Distribution plan expenses	2,642
Trustees' fees and expenses	5,737
Custodian fees	10,939
Accounting fees	367
Registration fees	18,382
Reports to shareholders	2,688
Professional fees	13,651
Miscellaneous	899
Total expenses	72,090
Reimbursements from Advisor	(56,150)
Fees paid indirectly	(2,731)
Net expenses	13,209
Net Investment Income	25,428

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	32,442
Net increase from payment by affiliate (see Note B)	2,658
Change in unrealized appreciation (depreciation)	(4,538)

Net Realized and Unrealized Gain
(Loss) on Investments	30,562

Increase (Decrease) in Net Assets
Resulting From Operations	$55,990

See notes to financial statements.

Statement of Changes in Net Assets

From Inception,
December 31, 2004
Through
September 30,
Increase (Decrease) in Net Assets	2005
Operations:
Net investment income	$25,428
Net realized gain (loss) on investments	32,442
Net increase from payment by affiliate	2,658
Change in unrealized appreciation (depreciation)	(4,538)

Increase (Decrease) in Net Assets
Resulting From Operations	55,990

Distributions to shareholders from:
Net investment income	(25,379)
Total distributions	(25,379)

Capital share transactions:
Shares sold	2,043,006
Reinvestment of distributions	19,412
Shares redeemed	(42,112)
Total capital share transactions	2,020,306

Total Increase (Decrease) in Net Assets	2,050,917

Net Assets
Beginning of period	--
End of period (including undistributed net investment income of $111)	$2,050,917

Capital Share Activity
Shares sold	133,583
Reinvestment of distributions	1,256
Shares redeemed	(2,690)
Total capital share activity	132,149

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Long-Term Income Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund commenced operations on December 31, 2004. Class A shares of the Fund are sold with a maximum front-end sales charge of 3.75%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principle market in which such securities are normally traded. If events occur after the close of the principle market in which foreign securities are traded, and before the Fund's net asset value determination, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2005, no securities were fair valued under the direction of the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of hedging interest rate risk. Any short sales are "covered" with an equivalent amount of high-quality, liquid securities.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is paid to the Fund, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on an annual rate of .40% of the Fund's average daily net assets.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2006. The contractual expense cap is 1.25%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation is reduced and the Advisor benefits from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .30% of the average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan, adopted by Class A shares, allows the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% annually of the Fund's average daily net assets of Class A.

The Distributor received $2,674 as its portion of the commissions charged on sales of the Fund's Class A shares for the period ended September 30, 2005.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $201 for the period ended September 30, 2005. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $25,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

On March 30, 2005, the Advisor voluntarily contributed $2,658 to the Fund to reimburse the effect of a realized loss caused by a trading error. This transaction was deemed a "payment by affiliate."

Note C -- Investment Activity

During the period, cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $6,907,884 and $5,845,981, respectively. U.S. Government security purchases and sales were $5,454,374 and $4,896,405, respectively.

The cost of investments owned at September 30, 2005 for federal income tax purposes was $1,656,189. Net unrealized depreciation aggregated $8,873, of which $8,934 related to appreciated securities and $17,807 related to depreciated securities.

The tax character of dividends and distributions paid during the period ended September 30, 2005 was as follows:

Distributions paid from:	2005
Ordinary income	$25,379
Total	$25,379

As of September 30, 2005, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed income	$39,484
Capital loss carryforward	--
Unrealized appreciation (depreciation)	(8,873)
$30,611

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. The primary difference causing such reclassifications is due to the tax treatment of asset-backed securities.

Undistributed net investment income	$62
Accumulated net realized gain (loss)	(62)

The difference between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets is primarily due to wash sales.

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the period ended September 30, 2005, purchase and sales transactions were $467,790 and $307,981, respectively. Net realized loss on the sale of securities was $7,447.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the period ended September 30, 2005.

Financial Highlights

Period Ended
September 30,
Class A Shares	2005 ^
Net asset value, beginning	$15.00
Income from investment operations
Net investment income	.27
Net realized and unrealized gain (loss)	.52
Total from investment operations	.79
Distributions from:
From net investment income	(.27)
Total increase (decrease) in net asset value	.52
Net asset value, ending	$15.52

Total return*	5.29%**
Ratios to average net assets: A
Net investment income	2.41% (a)
Total expenses	6.82% (a)
Expenses before offsets	1.51% (a)
Net expenses	1.25% (a)
Portfolio turnover	931%
Net assets, ending (in thousands)	$2,051

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Total return would have been 5.15% without the payment by affiliate. On March 30, 2005, the Advisor voluntarily contributed $2,658 to the Fund to reimburse the effect of a realized loss caused by a trading error. This transaction was deemed a "payment by affiliate."

^ From December 31, 2004, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The first N-Q filings for this Fund will be for the quarter ending December 31, 2004. The Fund's Form N-Q will be available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  The Fund makes the information on Form N-Q available to shareholders on the Calvert website at www.calvert.com.

Basis for Board's Approval of Investment Advisory Contract

On June 9, 2004, the Board of Trustees, and by a separate vote, the disinterested Trustees, voted to approve amendment of the Investment Advisory Agreement between The Calvert Fund (the "Trust") and the Advisor to add Calvert Long-Term Income Fund (the "Fund").

In evaluating the Investment Advisory Agreement with respect to the Fund, the Board of Trustees considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services to be provided to the Fund by the Advisor and its affiliates. The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the approval of the Investment Advisory Agreement with respect to the Fund. Prior to voting, the disinterested Trustees reviewed the proposed Investment Advisory Agreement with respect to the Fund with management and also met in a private session with their counsel at which no representatives of management were present.

In the course of their deliberations regarding the Investment Advisory Agreement with respect to the Fund, the Trustees considered the following factors, among other things: the nature, extent and quality of the services to be provided by the Advisor, including the personnel providing such services and the Advisor's operations; the Advisor's financial condition; the level and method of computing the Fund's proposed advisory fee; the Advisor's performance with comparable funds; fee, expense and performance information for comparable funds; the profitability of the Calvert Group of Funds to the Advisor; the proposed allocation of the Fund's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, to be derived by the Advisor from the relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies, including those related to personal investing, anti-money laundering and disclosure of portfolio holdings; the Advisor's policies and procedures regarding the prevention of market timing and late trading; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services to be provided by the Advisor under the Investment Advisory Agreement with respect to the Fund, the Board of Trustees considered information provided by the Advisor relating to its operations and personnel, including, among other things, information on the Advisor's investment, supervisory and professional staff. The Trustees also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Trustees' familiarity with management through Board of Trustees' meetings, discussions and other reports. The Trustees considered the Advisor's management style and its performance in employing its investment strategies with comparable funds, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers of the Fund, were also considered. The Trustees concluded that they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Investment Advisory Agreement.

In considering the Advisor's comparable performance with similarly managed funds, the Board noted the Advisor's strong long-term performance record in managing the Income Fund and the Short Duration Fund. In considering the Fund's estimated fees and expenses, the Board of Trustees compared the Fund's anticipated fees and total expense ratio with various comparative data for certain funds deemed to be comparable to the Fund by the Advisor, also noting management's discussion of the relatively small universe of long-term bond funds. Among other things, the data indicated that the Fund's proposed management fee (which reflects both advisory fees and administrative service fees) was at the median of the other comparable funds selected by the Advisor and that the Fund's estimated total expenses (net of expense limitation) was above the median of the total expense ratios of such funds. The Trustees took into account the Advisor's current undertaking to maintain expense limitations for the Fund. Based upon their review, the Board of Trustees determined that the proposed advisory fee was reasonable in view of the high quality of services to be received by the Fund and the other factors considered, including the investment strategy to be utilized by the Advisor.

In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates will provide shareholder servicing and administrative services to the Fund for which they will receive compensation. The Trustees reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it expects to receive with respect to the Fund and whether the Advisor has the financial wherewithal to provide a high level of services to the Fund. The Trustees also took into account the Advisor's initial undertakings to maintain expense limitations for the Fund. The Trustees also considered that the Advisor will derive reputational and other indirect benefits. Based upon their review, the Trustees concluded that the Advisor's anticipated level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund's potential growth and size on its performance and fees. Although the Fund's advisory fee currently does not have a breakpoint that reduces the fee rate on assets above specified levels, the Board noted that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain other expenses.

In approving the Investment Advisory Agreement with respect to the Fund, the Board of Trustees, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors.

Conclusions

The Trustees reached the following conclusions regarding the Investment Advisory Agreement with respect to the Fund, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor is qualified to manage the Fund's assets in accordance with its investment objective and policies; (c) the Advisor maintains an appropriate compliance program; (d) the Advisor's investment strategies are appropriate for pursuing the investment objective of the Fund; (e) the Advisor is likely to execute its investment strategies consistently over time; and (f) the Fund's anticipated advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on their conclusions, the Trustees determined that approval of the Investment Advisory Agreement with respect to the Fund would be in the interests of the Fund and its shareholders.

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Date of Birth	Fund	Date	During Last 5 Years	Overseen	Directorships
INDEPENDENT TRUSTEES
RICHARD L. BAIRD, JR. AGE: 57	Trustee	1976	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services.	21
FRANK H. BLATZ, JR., Esq. AGE: 70	Trustee	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
DOUGLAS E. FELDMAN, M.D. AGE: 57	Trustee	1982	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
PETER W. GAVIAN, CFA, ASA AGE: 72	Trustee	1980	Since 1976, President of Corporate Finance of Washington, Inc., a business appraisal firm. He is a Chartered Financial Analyst and an Accredited senior appraiser (business evaluation).	12
JOHN GUFFEY, JR. AGE: 57	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm (inactive as of 2003). President, Aurora Press, Inc., 2002.	23	Ariel Funds (3) Calvert Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 59	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation The community Foundation for the National Capital Region
ARTHUR J. PUGH AGE: 68	Trustee	1982	Retired executive.	26	Acacia Federal Savings Bank
INTERESTED TRUSTEES
BARBARA J. KRUMSIEK AGE: 53	Trustee & President	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
DAVID R. ROCHAT AGE: 68	Trustee & Senior Vice President	1980	Executive Vice President of Calvert Asset Management Company, Inc. and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc.
D. WAYNE SILBY, Esq. AGE: 57	Trustee & Chair	1976	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm. (inactive as of 2003)	26	Ameritas Acacia Mutual Holding Company Calvert Foundation Grameen Foundation USA GroupServe Foundation
OFFICERS
KAREN BECKER Age: 52	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 41	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.

IVY WAFFORD DUKE, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI AGE: 46	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 32	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to working at Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 55	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 55	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 40	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 35	Assistant Vice President & Assistant Secretary	2002

Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2003, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

JANE B. MAXWELL Esq. AGE: 53	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
CATHERINE P. ROY AGE: 49	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 58	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 53	Treasurer	1979	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 44	Fund Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Rochat is an interested person of the Fund since he is an officer and director of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Long-Term
Income Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o NFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's
Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund
California Limited-Term Municipal Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund

Balanced and Asset Allocation Funds

CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that M. Charito Kruvant, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 9/30/05		Fiscal Year ended 9/30/04
	$	%*	$	% *

(a) Audit Fees	$55,550		$41,250
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$10,560	0%	$6,930	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$66,110	0%	$48,180	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/05		Fiscal Year ended 9/30/04
$	%*	$	% *
$21,000	0%*	$0	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since last disclosure in response to this Item on registrant's Form N-CSR for the period ending March 31, 2005.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CALVERT FUND

By:	/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer

Date: December 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer

Date: December 2, 2005

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer

Date: December 1, 2005